UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _________ )

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Filed by a Party other than the Registrant	☐

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ACETO CORPORATION

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACETO CORPORATION

One Hollow Lane
Lake Success, New York 11042-1215
Tel. (516) 627-6000

October 18, 2007

Dear Fellow Shareholder:

I take pleasure in inviting each of you to attend Aceto Corporation’s annual meeting of shareholders to be held on Thursday, December 6, 2007 at 10:00 a.m., Eastern Standard Time, at the Company’s offices, One Hollow Lane, Lake Success, New York.  I am pleased to provide you with your Company’s annual report and the proxy statement attached to this letter.

Please use this opportunity to take part in our affairs by voting on the business to come before this meeting.  You may vote your shares at the annual meeting by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

I look forward to seeing you at the annual meeting and thank you for your continued support.

Sincerely,

Leonard S. Schwartz
Chairman of the Board, President and
Chief Executive Officer

ACETO CORPORATION

One Hollow Lane
Lake Success, New York 11042-1215
Tel. (516) 627-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Aceto Corporation:

We hereby notify you that the annual meeting of shareholders of Aceto Corporation, a New York corporation (the “Company”), will be held on Thursday, December 6, 2007, at 10:00 a.m., Eastern Standard Time, at the Company’s offices indicated above for the following purposes:

•	to elect six directors to the board of directors to hold office for the following year and until their successors are elected;

•	to approve the Aceto Corporation 2007 Long-Term Performance Incentive Plan;

•	to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2008; and

•	to transact any other business that may properly come before the meeting or any adjournment thereof.

The matters listed in this notice of meeting are described in the accompanying proxy statement.  The Company’s board of directors has fixed the close of business on October 12, 2007 as the record date for this year’s annual meeting.  You must be a shareholder of record at that time to be entitled to notice of the annual meeting and to vote at the annual meeting.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please promptly complete, sign, date and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

By order of the board of directors,

Douglas Roth
Chief Financial Officer and Corporate Secretary

Lake Success, New York
October 18, 2007

ACETO CORPORATION

ONE HOLLOW LANE
LAKE SUCCESS, NEW YORK 11042-1215
Tel. (516) 627-6000

PROXY STATEMENT

GENERAL INFORMATION
Information About Proxy Solicitation

This proxy statement is being furnished to holders of shares as of the record date of the common stock, $0.01 par value per share, of Aceto Corporation, a New York corporation (the “Company”), in connection with the Company’s annual meeting to be held on Thursday, December 6, 2007 at 10:00 a.m. Eastern Standard Time, at the Company’s offices.  We sent you this proxy statement because our board of directors is soliciting your proxy to vote your shares at the annual meeting and at any adjournment.  This proxy statement summarizes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission and the Nasdaq Global Select Market, which information is designed to assist you in voting your shares.  The purposes of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. At present, the board of directors knows of no other business that will come before the meeting.

We will begin mailing these proxy materials on or about October 26, 2007. The Company will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

Information About Voting

Q:	Why am I receiving these materials?

A:
The board of directors is providing these proxy materials to you in connection with the Company’s annual meeting of shareholders, which will take place on December 6, 2007. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:	What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our annual report is also enclosed.

Q:	What items of business will be voted on at the annual meeting?

A:
The three items of business scheduled to be voted on at the annual meeting are the election of directors, the approval of the Aceto Corporation 2007 Long-Term Performance Incentive Plan and the ratification of the Company’s independent registered public accounting firm.  We will also consider any other business that properly comes before the annual meeting.

Q:	How does the board of directors recommend that I vote?

A:
The board of directors recommends that you vote your shares FOR each of the nominees to the board, FOR the approval of the Aceto Corporation  2007 Long-Term Performance Incentive Plan, and FOR the ratification of the Company’s independent registered public accounting firm on the proxy card included with this proxy statement.

Q:	What shares can I vote?

A:
You may vote all shares owned by you as of the close of business on October 12, 2007, the record date. These shares include: (1) shares held directly in your name as a shareholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Most shareholders of the Company hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

If your shares are registered directly in your name with the Company’s transfer agent, The Bank of New York, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed or sent a proxy card for you to use.

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:	How can I attend the annual meeting?

A:
You are entitled to attend the annual meeting only if you were a shareholder of the Company or joint holder as of the close of business on October 12, 2007, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in “street name”), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 12, 2007, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 10:00 a.m. Eastern Standard Time. Check-in will begin at 9:00 a.m., and you should allow ample time for the check-in procedures.

Q:	How can I vote my shares in person at the annual meeting?

A:
You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a “legal proxy” giving you the right to vote the shares.

Q:	How can I vote my shares without attending the annual meeting?

A:
Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Each record holder of Company common stock may submit a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each shareholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and mailing it in the accompanying pre-addressed envelope.

Q:	Can I change my vote?

A:
You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a “legal proxy” from your broker, or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Mr. Douglas Roth, Chief Financial Officer and Corporate Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

Q:	Who can help answer my questions?

A:
If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Mr. Terry Steinberg, Vice President, Administration and Assistant Corporate Secretary, by mail to Aceto Corporation, One Hollow Lane, Lake Success, New York 11042 or by phone at 516-627-6000.  Also, if you need additional copies of this proxy statement or voting materials, you should contact Mr. Steinberg.

Q:	How are votes counted?

A:
In the election of directors, you may vote FOR all of the six nominees or you may direct your vote to be WITHHELD with respect to one or more of the six nominees.  In the approval of the Aceto Corporation 2007 Long-Term Performance Incentive Plan, you may vote FOR approval of the plan, AGAINST approval or you may ABSTAIN from voting with respect to approval of the plan.  In the ratification of the Company’s independent registered public accounting firm, you may vote FOR ratification, AGAINST ratification or you may ABSTAIN from voting with respect to ratification.  If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors FOR all of the Company’s nominees, FOR the approval of the Aceto Corporation 2007 Long-Term Performance Incentive Plan, FOR ratification of the Company’s independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that properly come before the meeting. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?

A:
Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the Company’s shares of common stock outstanding on October 12, 2007 is necessary to constitute a quorum. Under the New York Business Corporation Law, and the Company’s articles of incorporation and by-laws, abstentions are treated as present for purposes of determining whether a quorum exists.

Q:	What is the voting requirement to approve each of the proposals?

A:
In the election of directors, the six persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes.  Any other matters that might properly arise at the meeting require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals.  Broker non-votes will not have the effect of a vote for or against other proposals.  A list of shareholders entitled to vote at the annual meeting will be available at the annual meeting for examination by any shareholder.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our Quarterly Report on Form 10-Q for our fiscal quarter ending December 31, 2007.

Q:	What happens if additional matters are presented at the annual meeting?

A:
Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Leonard S. Schwartz, the Company’s Chairman, President and Chief Executive Officer, and Douglas Roth, the Company’s Chief Financial Officer and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:	What shares are entitled to be voted?

A:
Each share of the Company’s common stock issued and outstanding as of the close of business on October 12, 2007, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 24,345,785 shares of the Company’s common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:
The board of directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q:	May I propose actions for consideration at next year’s annual meeting of shareholders?

A:
You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the corporate secretary of the Company no later than June 23, 2008.  Such proposals also will need to comply with United States Securities and Exchange Commission regulations under Proxy Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

THE NOMINEES

The Company’s board of directors is proposing a slate of directors that consists of six incumbent directors.  Mr. Ira S. Kallem will not be standing for reelection.

The nominees are set forth in the table below.

NAME	AGE	POSITION	DIRECTOR SINCE

Leonard S. Schwartz	61	Chairman, President and CEO	1991
Robert A. Wiesen (1)(5)	56	Director	1994
Stanley H. Fischer	64	Director	2000
Albert L. Eilender (2)(3)(5)	64	Director	2000
Hans C. Noetzli (2)(5)	66	Director	2002
William N. Britton (4)(5)	62	Director	2006

(1)	This director is designated the lead compensation director.
(2)	This director is a member of the audit committee.
(3)	This director is designated the lead independent director.
(4)	We currently plan to appoint Mr. Britton a member of the audit committee immediately following the annual meeting if he is elected a director.
(5)	This director is a member of the compensation committee.

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of the nominees, each to serve as a director until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified.  All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates.  The board of directors believes that it is in the best interests of the Company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

No director or executive officer of the Company is related to any other director or executive officer.  None of the Company’s officers or directors hold any directorships in any other public company, except for Mr. Noetzli, who is a member of the board of directors of Synthetech, Inc.  A majority of our board members are independent.

Set forth below is the principal occupation of the nominees, the business experience of each for at least the past five years and certain other information relating to the nominees.

Leonard S. Schwartz.  Mr. Schwartz has served as Chairman and Chief Executive Officer of the Company since July 1, 1997 and President since July 1, 1996.  After joining the Company in 1969, Mr. Schwartz, a chemist by training, developed the Company’s industrial chemicals business and had a key role in the management of the Company’s subsidiaries.

Robert A. Wiesen.  Mr. Wiesen is an attorney and partner in the law firm of Clifton Budd & DeMaria.  He joined this law firm in 1979 subsequent to his employment with the National Labor Relations Board.  He has handled matters for the Company relating to labor and employment law for over twenty years and he has written and lectured on labor law.

Stanley H. Fischer.  Mr. Fischer is President of Fischer and Burstein P.C., a law firm.  Mr. Fischer received a J.D. degree from New York University School of Law.  He has been a practicing attorney for more than 30 years and has advised and represented corporate entities in matters relative to internal matters, mergers, acquisitions, real estate and litigation.  He is a member of the American Bar Association, the New York State Bar Association, the Association of the Bar of the City of New York, the Association of Trial Lawyers of America, New York State Trial Lawyers and the Nassau County Bar Association. He is a member of various professional committees including the International Law Section of the New York State Bar.

Albert L. Eilender.  Mr. Eilender is the sole owner of Waterways Advisory Services, a firm specializing in advising companies on developing and evaluating options relative to mergers, acquisitions and strategic partnerships in the chemical industry.  He has more than 30 years of diverse senior level experience in the specialty chemicals and pharmaceutical industry and has had direct financial responsibility for managing businesses up to $300 million in revenues, with significant experience in mergers, acquisitions and joint ventures, both domestically and internationally.  He has also served on the boards of numerous industry trade associations during his career.

Hans C. Noetzli.  Mr. Noetzli is the former Chairman of Schweizerhall, Inc., a wholly owned subsidiary of Schweizerhall Holding AG, Basel, Switzerland.  Mr. Noetzli holds a degree in Business Administration.  He has more than 30 years of experience in the fine chemicals industry.  Prior to his role as Chairman of Schweizerhall, Inc., he served in many executive functions of the Alusuisse-Lonza Group, among them as Chief Executive Officer of Lonza Inc. for 16 years and he was a member of the executive committee of the worldwide Alusuisse-Lonza Group located in Zurich, Switzerland.  Mr. Noetzli also served on the board of directors of the Chemical Manufacturing Association, the Swiss-American Chamber of Commerce, New York, as well as other industry associations.  Currently, he is a member of the board of directors of IRIX Pharmaceuticals, Inc., a privately owned developer and manufacturer of active pharmaceutical ingredients and he is a member of the board of directors of Synthetech, Inc., a fine chemicals company specializing in organic synthesis, biocatalysis and chiral technologies.

William N. Britton.  Mr. Britton is the sole owner of TD AIM, LLC through which he is involved in a variety of activities surrounding financial consulting and private equity investing.  Previously, Mr. Britton was a Senior Vice President with JP Morgan Chase.  He has over 30 years of commercial lending experience ranging from large syndicated financings with Fortune 500 companies to privately owned businesses, with significant experience in private equity related transactions, asset based lending arrangements, leasing and many other forms of secured lending.  He is a former Vice President-Finance for the Boy Scouts of America (Manhattan Council) and is on the board of the Rutgers Business School.

INFORMATION ABOUT THE COMPANY’S COMMITTEES

Audit Committee

The audit committee is currently comprised of Albert L. Eilender, Ira S. Kallem (Chairman) and Hans C. Noetzli.  We currently plan to appoint Mr. Britton a member of the audit committee immediately following the annual meeting if he is elected a director. The audit committee is responsible for recommending the Company’s independent registered public accounting firm and reviewing management actions in matters relating to audit functions.  The committee reviews with the Company’s independent public accounting firm the scope and results of its audit engagement and the Company’s system of internal controls and procedures.  The committee also reviews the effectiveness of procedures intended to prevent violations of laws.  The committee also reviews, prior to publication, our quarterly earnings releases and reports to the SEC on Form 10-K and Form 10-Q.  The report of the audit committee for fiscal year 2007 can be found below.

The audit committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, also meets with management and the auditors prior to the filing of officers’ certifications with the SEC to request information concerning, among other things, significant deficiencies in the design or operation of internal controls, if any.

Our board has determined that all audit committee members are independent under applicable SEC regulations, and as defined by Rule 4200 (a)(14) of the Nasdaq Marketplace Rules. Our board of directors has determined that Mr. Kallem qualifies as an “audit committee financial expert” as that term is used in Section 407 of the Sarbanes-Oxley Act of 2002.  The audit committee operates under a formal charter that governs its duties and conduct and is published on the Company’s corporate website – www.aceto.com.

The audit committee has adopted a Non-Retaliation Policy and a Complaint Monitoring Procedure to enable confidential and anonymous reporting regarding financial irregularities, if any.

Board Nominations

The Company’s board of directors does not have a nominating committee.  Instead, the Company’s independent directors make recommendations to the full board, which nominates directors on an annual basis.  The board believes this process is preferable because it wishes to involve all of its independent directors in the nomination process rather than a select number of committee members.

The independent directors perform the following functions with respect to nomination decisions:

•	They consider and recommend to the board of directors individuals for election as directors.

•	They make recommendations to the board of directors regarding any changes to the size of the board of directors or any committee.

•	They report to the board of directors on a regular basis, not less than once a year.

The Company’s independent directors and board of directors have determined that candidates for director should have certain minimum qualifications, including being able to understand basic financial statements, being over 21 years of age, having relevant business experience, and having high moral character. The board of directors retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the independent directors and the board of directors review that director’s overall service to the Company during that director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by that director during his or her term.

When selecting a new director nominee, the independent directors and the board of directors first determine whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “Audit Committee Financial Expert,” as that term is used in section 407 of the Sarbanes-Oxley Act of 2002. The board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  Each director then has an opportunity to privately interview each nominee if he or she deems it necessary. The board then meets to consider the candidates’ qualifications and chooses candidates by a unanimous vote.

Shareholders wishing to directly recommend candidates for election to the board of directors at an annual meeting must do so by giving notice in writing to Leonard S. Schwartz, Chairman, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042. Any such notice must, for any given annual meeting, be delivered to the Chairman not less than 120 days prior to the anniversary of the preceding year's annual meeting. The notice must state (1) the name and address of the shareholder making the recommendations, (2) the name, age, business address, and residential address of each person recommended, (3) the principal occupation or employment of each person recommended, (4) the class and number of shares of Aceto shares that are beneficially owned by each person recommended and by the recommending shareholder, (5) any other information concerning the persons recommended that must be disclosed in nominee and proxy solicitations in accordance with Regulation 14A of the Securities Exchange Act of 1934, and (6) a signed consent of each person recommended stating that he or she consents to serve as a director of the Company if elected.

The board of directors will consider and vote on any recommendations so submitted. In considering any person recommended by a shareholder, the committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the board of directors.

Any shareholder nominee proposed by the board of directors for election at the next annual meeting of shareholders will be included in the company's proxy statement for that annual meeting.

Compensation Committee

The compensation committee, comprised of four independent directors, conducts reviews of the compensation of the Chief Executive Officer and other senior executive officers of the Company including evaluating and approving that officer’s benefits, bonus, incentive compensation, severance, equity-based compensation, and other compensation arising from other programs of the Corporation. Each member of the committee meets the independence requirements specified by the Nasdaq Global Select Market, by Section 162(m) of the Internal Revenue Code of 1986, as amended and for purposes of Rule 16b-3 under the Securities Act of 1933, as amended.  The committee meets as often as the committee determines, but not less frequently than annually.

The compensation committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Board and Committee Meetings

During the Company’s fiscal year ended June 30, 2007, the board of directors held four meetings and acted by unanimous written consent three times. Each director attended 100% of the board meetings and meetings of the board committees on which he served.

At each scheduled meeting of the board of directors, the independent members of the board of directors meet separately in executive session without management being present.  A lead director elected by the independent directors is responsible for chairing such executive sessions.  Currently the lead director is Albert L. Eilender.

During the Company’s fiscal year ended June 30, 2007, the audit committee met eight times and the compensation committee met seven times.

Director Attendance at Annual Meetings

Our directors are encouraged, but not required, to attend the annual meeting of shareholders. All of our directors attended the 2006 annual meeting of shareholders.

Communications by our Shareholders to the Board of Directors

Our board of directors recommends that shareholders direct to the Company’s corporate secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to droth@aceto.com, by facsimile to (516) 627-6093, or by mail to Douglas Roth, Chief Financial Officer and Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the corporate secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed the corporate secretary to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board's consideration. Any such items may be forwarded elsewhere in the Company for review and possible response.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with those responsibilities and standards.  In July 2002, Congress passed the Sarbanes-Oxley Act of 2002 which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements.  In addition, the Nasdaq Global Select Market has recently made changes to its corporate governance and listing requirements.  The board of directors has initiated numerous actions consistent with these new rules and will continue to regularly monitor developments in the area of corporate governance.

Code of Ethics for Worldwide Financial Management

The Company has adopted a Code of Ethics for Worldwide Financial Management that sets forth standards of ethics for the Company’s principal executive officer and senior financial officers, violations of which are reported to the audit committee.  This Code of Ethics is published on the Company’s corporate website – www.aceto.com.

Code of Business Conduct for all Aceto Employees

The Company has adopted a Code of Business Conduct for all Aceto Employees that includes provisions ranging from restrictions on gifts to conflicts of interest. All employees are required to affirm in writing their acceptance of the code.  The Code of Business Conduct is published on the Company’s corporate website – www.aceto.com.

NASDAQ Code of Business Conduct and Ethics

The Company also adopted a Code of Business Conduct and Ethics for all Aceto directors and employees in accordance with Nasdaq Qualitative Listing Requirement 4350(n).  This Code of Conduct is published on the Company’s corporate website – www.aceto.com.

Disclosure Committee

The Company has formed a disclosure committee, comprised of senior management, including senior financial personnel, to formalize processes to ensure accurate and timely disclosure in Aceto’s periodic reports filed with the United States Securities and Exchange Commission and to implement certain disclosure controls and procedures.  The disclosure committee operates under a formal charter that governs its duties and conduct.  The charter is published on the Company’s corporate website – www.aceto.com.

Personal Loans to Executive Officers and Directors

The Company’s policy has always been to not extend personal loans or other terms of personal credit to its directors and officers, and is in compliance with the legislation prohibiting such personal loans and other forms of personal credit.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16 of the Exchange Act, the Company's directors and executive officers and beneficial owners of more than 10% of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Common Stock and derivative securities.  Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended June 30, 2007.

EXECUTIVE OFFICERS

The executive officers of Aceto, and their ages, as of October 12, 2007, are as follows:

Name	Age	Position
Leonard S. Schwartz	61	Chairman, President and Chief Executive Officer
Douglas Roth	50	Chief Financial Officer
Vincent Miata	54	Senior Vice President
Frank DeBenedittis	53	Senior Vice President
Michael Feinman	59	President, Aceto Agricultural Chemicals Corp.

Leonard S. Schwartz.  Mr. Schwartz has served as Chairman and Chief Executive Officer of the Company since July 1, 1997 and President since July 1, 1996.  After joining the Company in 1969, Mr. Schwartz, a chemist by training, developed the Company’s industrial chemicals business and had a key role in the management of the Company’s subsidiaries.

Douglas Roth. Mr. Douglas Roth has been Vice President and Chief Financial Officer since joining the Company in May, 2001. Prior to joining the Company, Mr. Roth was the Vice President and Chief Financial Officer of CitySprint 1-800 Deliver from September 1998 through April 2001.

Vincent Miata. Mr. Miata has served as Senior Vice President of the Company since 2001.  Mr. Miata joined the Company in 1979 as a sales/marketing representative and held various positions within the Company including product manager, Group Vice President and Vice President.

Frank DeBenedittis.  Mr. DeBenedittis has served as Senior Vice President of the Company since 2001.  Mr. DeBenedittis joined the Company in 1979 as a marketing assistant and held various positions within the Company including assistant product manager, product manager, Assistant Vice President and Group Vice President.

Michael Feinman. Mr. Feinman has served as President of Aceto Agricultural Chemicals Corp. since August 2000. Mr. Feinman joined the Company in 1973 as a sales representative and held various positions within the Company including assistant product manager, product manager, Assistant Vice President and Vice President.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Philosophy and Objectives

    Our executive compensation program is designed to attract, retain, and motivate superior executive talent and to align their interests with those of our shareholders and support our growth and profitability. Consistent with those purposes, our compensation philosophy embodies the following principles:

•	the compensation program should reward the achievement of our strategic initiatives and short- and long-term operating and financial goals, and provide for consequences for underperformance;

•	compensation should reflect differences in position and responsibility;

•	compensation should be comprised of a mix of cash and equity-based compensation that aligns the short- and long-term interests of our executives with those of our shareholders; and

•	the compensation program should be understandable and transparent.

    In structuring a compensation program that implements these principles, we have developed, with the assistance of an executive compensation consulting firm, Hay Group, Inc. (“Hay Group”), the following objectives for our executive compensation program:

•	overall compensation levels should be competitive and should be set at levels necessary to attract and retain talented leaders and motivate them to achieve superior results;

•	a portion of total compensation should be contingent on, and variable with, achievement of objective corporate performance goals;

•	total compensation should be higher for individuals with greater responsibility and greater ability to influence our achievement of operating and financial goals and strategic initiatives;

•	the number of different elements in our compensation program should be limited, and those elements should be understandable and effectively communicated to executives and shareholders; and

•
compensation should be set at levels that promote a sense of equity among all employees and appropriate stewardship of corporate resources, while giving due regard to our industry and any premiums that may be necessary in order to attract top talent at the executive level.

Our Analysis

    Our compensation committee engaged Hay Group to assist it in assessing whether the pay-for-performance objectives of our executive compensation program were effective and in modifying our compensation program to the extent necessary to improve enhanced implementation of our compensation philosophy and principles. Our compensation committee also engaged the Hay Group to assist it in ascertaining where our historical compensation practices have been when compared to market levels.

    Our compensation committee compared the compensation we have paid in recent years to our chief executive officer, chief financial officer and our three other most highly compensated executive officers to two peer groups. One peer group consisted of 22 similarly sized companies in the chemical industry and the second peer group was the Hay Group’s 2006 Chemical Industry Database, which consists of 78 companies that are also in the chemical industry but are of varying size. The peer group companies were recommended by Hay Group and selected by the committee because the committee believed that these companies best reflect the competitive market for executive talent in the chemical and pharmaceutical industries. The peer group companies included  American Vanguard Corporation, Axcan Pharma, Inc., Cambrex Corporation, Quaker Chemical Corporation, Calgon Carbon Corporation, Macdermid, Inc., Idexx Laboratories, Inc., Compass Minerals International, Inc., Lesco, Inc., Celgene Corporation, Abraxis Bioscience, Inc., Par Pharmaceutical Companies, Inc., KV Pharmaceutical Co., Cabot Microelectronics Corp., Penford Corp., Sciele Pharma, Inc., Martek Biosciences Corp., Adams Respiratory Therapeutics, Inc., Landec Corp., NL Industries, Inc., Albany Molecular Research, Inc. and Hawkins, Inc.. The compensation committee’s benchmarking criteria for these purposes included comparisons of executive base salary compensation, total cash compensation (base salary plus bonus), and total direct compensation (total cash compensation plus long-term incentive awards).

    Our compensation committee focused on our executive compensation levels and our compensation pay mix as compared to the two peer groups. Compensation pay mix refers to the proportion of compensation in base or “guaranteed” compensation, incentive or “at risk” annual compensation and long-term incentive compensation.

    Our compensation committee concluded that our historical compensation program, which included pay-for-performance objectives, was effective and comparable to industry practices but could be improved. Specifically, our compensation committee found, based in part on Hay Group’s report to the committee, that our compensation mix has historically been weighted towards annual compensation as opposed to long-term incentive compensation relative to the two peer groups.

    Our compensation committee  therefore recommended that we alter our compensation mix to include a greater proportion of long-term incentive compensation, and that we gradually alter the nature of the long-term incentive grants from exclusively stock option grants to a portfolio that includes stock option grants, restricted stock awards and grants of performance stock. Our compensation committee also recommended that we establish performance based objective criteria to be used in determining our performance based annual cash bonuses beginning with our current fiscal year that ends on June 30, 2008.

    While Hay Group provided data and advice regarding our compensation practices, our compensation committee makes all the decisions regarding our compensation practices. These decisions must then be ratified by our full board of directors.

Elements of Our Executive Compensation

    Our executive compensation program has historically been comprised of base salary, performance-based annual cash bonuses, long-term equity incentive awards and perquisites. These elements of compensation have been supplemented by the opportunity for all our eligible employees to participate in benefit plans that include employer contributions, including our 401(k) plan and our supplemental retirement plan, as well as life insurance premiums paid by the Company for employee life insurance policies.

    Based in part on Hay Group’s report to the committee, we have decided to retain these elements of compensation, but to change their relative mix. Specifically, our compensation committee recommended that if the shareholders approve the Aceto Corporation 2007 Long-Term Performance Incentive Plan (the “Plan”), proposed to be adopted at this year’s annual meeting of our shareholders, our long-term incentive compensation component will be increased for our executive officers, making a larger portion of their annual total direct compensation dependent on long-term stock appreciation and long-term company financial and operating performance. We have concluded that gradually shifting a larger share of executive compensation to equity incentives and other long-term incentive compensation will further align our executive officers’ goals with those of our shareholders and encourage long-term retention and operational and financial success.

    Additionally, in order to provide us with increased flexibility with respect to the long-term incentive component of our executive compensation, we have included in the Plan the opportunity to grant long-term incentive awards that our prior incentive plans have generally not included, including stock appreciation rights, shares of restricted stock, shares of performance stock, performance incentive units and restricted stock units.

Base Salary

    We provide our executive officers with base salary to provide them with a fixed base amount of compensation for services rendered during a fiscal year. We believe this is consistent with competitive practices and will help assure our retention of qualified leadership in those positions. We intend to maintain base salaries at competitive levels in the marketplace for comparable executive ability and experience, taking into consideration changes from time to time in the consumer price index and whether competitive adjustments are necessary to assure retention. Consideration is also given in each case to the historical results achieved by each executive and the Company during each executive’s tenure, to whether each executive is enhancing the team oriented nature of the executive group, the potential of each executive to achieve future success, and the scope of responsibilities and experience of each executive. In addition, evaluations are made regarding the competencies of each executive officer that are considered essential to our success.

    The compensation committee evaluated the historical performance of our executive officers and considered the compensation levels and programs at the peer group companies included in the Hay Group report before it made its most recent compensation recommendations to the full board. The committee currently desires that the compensation levels for each of our executive officers be in the third quartile (50% to 75%) of the compensation levels for the executive officers in the peer group companies. The committee therefore recommended, and our board of directors approved, an increase in the base salaries of our named executive officers effective October 1, 2007 of 3.5% except for a recommended and approved increase in the base salary of our chief financial officer of approximately 10%.

Performance-Based Annual Cash Bonuses

    We pay performance-based cash bonuses on an annual basis in an effort to encourage achievement of goals established for our short- and long-term financial and operating results, and to reward our executive officers for consistent performance in assisting us in achieving those goals.

    Historically, the performance-based cash bonuses paid to our executive officers has been based on an assessment by our chief executive officer of the Company’s overall performance, business unit performance and individual performance, without any pre-determined annual performance measures. These bonus recommendations made by our chief executive officer have historically been approved by our board of directors after review and possible adjustment. However, based in part on the recommendations of Hay Group, the compensation committee has recommended that pre-determined annual performance measures be utilized, beginning with bonuses paid in connection with our current fiscal year which ends on June 30, 2008.

    For our fiscal year ending June 30, 2008, the performance-based objective bonus criteria as established by our compensation committee, and approved by our board of directors, will be based upon results obtained with respect to the following three financial factors: (1) company sales; (2) company net income; and (3) company earnings per share, except that with respect to our three executives that oversee our three business segments, the performance-based objective bonus criteria will also include results obtained with respect to sales and adjusted pre-tax income for their respective business segments. The bonus criteria will also include results obtained with respect to certain business related non-financial goals that are tailored for each executive officer and that is approved by our board of directors. Although these businesses related non-financial goals have not yet been finalized, we expect that they will include identifying business opportunities for us and successfully executing on those opportunities as well as development of personnel and succession planning.

    The precise criteria that we will use to determine the bonuses for our executive officers will vary depending on each officer’s specific responsibilities. However, in order to provide an example of the criteria and the relative weight that we plan to give them, the following is the chart that we plan to use when determining our chief financial officer’s performance-based cash bonus for our fiscal year ending June 30, 2008:

	THRESHOLD BONUS ($82,500; representing 75% of prior fiscal-year bonus)	BASE BONUS ($99,000; representing 90% of prior fiscal-year bonus)	TARGET BONUS ($110,000; representing 100% of prior fiscal-year bonus)	MAXIMUM BONUS ($165,000; representing 150% of prior fiscal-year bonus)	RELATIVE WEIGHT
Company Sales	$235,104,750; representing 75% of prior fiscal-year	$313,473,000; representing 100% of prior fiscal-year	$344,820,300; representing 110% of prior fiscal-year	$391,841,250; representing 125% of prior fiscal-year	10%
Company Net Income	$7,659,000; representing 75% of prior fiscal-year	$10,212,000; representing 100% of prior fiscal-year	$11,233,200; representing 110% of prior fiscal-year	$12,765,000; representing 125% of prior fiscal-year	25%
Company EPS	$0.31; representing 75% of prior fiscal year	$.41; representing 100% of prior fiscal-year	$.45; representing 110% of prior fiscal-year	$.51; representing 125% of prior fiscal-year	15%
Non-Financial Goal 1					20%
Non-Financial Goal 2					20%
Non-Financial Goal 3					10%

    Additionally, while we have historically paid our annual performance-based cash bonus in four installments based on each executive officer’s prior year cash bonus, we now intend to pay the bonus at the end of each of our fiscal years after the bonus is determined and approved by our board of directors. This transition from four payments to one annual payment will be phased in over a five year period for our five most highly compensated officers beginning with our fiscal year ending on June 30, 2008.

Long-Term Incentive Compensation

    We intend to place increasing emphasis on compensation tied to the market price of our common stock and to the Company’s long-term financial and operating performance. We believe that these incentives further align management’s interest with the interests of our shareholders. We are therefore asking our shareholders to approve the Plan and allow the compensation committee to make long-term incentive awards to our executive officers and other employees. The terms of the Plan were approved by our compensation committee and our board of directors based in part on the recommendations of Hay Group.

    The Plan allows for the grant of: (i) options to purchase shares of our common stock at the fair market value of a share of our common stock on the date of the grant of the options; (ii) stock appreciation rights which give the participant the right to appreciation in the value of our common stock between the date of grant and the date of exercise; (iii) restricted stock which is common stock that vests upon achievement of performance goals (referred to as performance stock) or upon the passage of time  and/or other conditions such as continued employment for a stated period (referred to as restricted stock); (iv) performance incentive units which represent the right to receive cash on achievement of performance goals; and (v) restricted stock units, which are grants valued in terms of common stock but the common stock is not issued at the time of the grant.

    We also intend to make annual grants of long-term incentive awards on an annual basis rather than once every three years as we have historically done, and in smaller numbers than in previous years, in order to retain more flexibility in our annual compensation packages.

    Our compensation committee has recommended to our board of directors that if our shareholders approve the Plan, then the board should consider making grants during our fiscal year ending on June 30, 2008 to certain of our employees, including our executive officers, which consist of stock options, awards of restricted stock and awards of restricted stock units.

Other Compensation

    Our executive officers may also participate in our 401(k) plan on the same terms that the rest of our eligible employees can participate. We currently make a non-elective contribution on behalf of each of our participating employees equal to 3% of the participant’s compensation, including base salary and bonus, up to a maximum of $220,000 of compensation. We also have historically made discretionary contributions to each of our participating employees on an annual basis up to approximately 8% of the participant’s compensation.  Our participating employees are fully vested in both their salary deferrals and non-elective contributions, but they are vested in Company discretionary contributions at the rate of 20% per year with 100% vesting after five years of participation.

    We also maintain a supplemental retirement plan, commonly called a “SERP”. This plan is a non-qualified deferred compensation plan intended to provide management employees whose eligible annual compensation is in excess of $100,000 with supplemental benefits beyond the Company’s 401(k) plan. Annual contributions by the Company to the SERP are fixed by our board of directors with annual vesting in the account balances being 20% per year of service over five consecutive years. In addition to Company contributions, participants can elect to defer some or all of their bonus compensation into their SERP account for the following year.

Perquisites

    We allow certain of our executive officers to use a Company automobile as a perquisite to enhance our compensation package and make it more attractive relative to our competition. The financial value of the use of a Company automobile for each of these executive officers for our fiscal year ended June 30, 2007 is set forth in footnote five to the All Other Compensation column of the Executive Compensation table contained in this proxy statement.

No Post-Employment Compensation

    All of our executive officers are employed on an “at will” basis, meaning we, or any executive officer, may terminate employment at any time. None of our executive officers have employment agreements with us and therefore there is no contractual notice period required prior to termination of employment and there is no requirement to pay severance following any termination.

Stock Ownership Requirements

    Our compensation committee established, and our board of directors approved, stock ownership requirements for our chief executive officer, our chief financial officer and our three other most highly compensated executive officers. These stock ownership requirements provide that  our chief executive officer must  own shares of our common stock valued at four times his base salary and our chief financial officer and our three other most highly compensated executive officers must own shares of our common stock valued at two times his base salary within five years of the date of this year’s annual meeting of our shareholders, or any adjournment thereof, assuming the approval by our shareholders of the Aceto Corporation 2007 Long-Term Performance Incentive Plan. The stock ownership program also includes as a guideline, but not a requirement, that all our other officers and managers that earn at least $100,000 per year own shares of our common stock valued at one time his or her base salary within the same five year period. Shares of our restricted stock that are granted but not yet vested count toward these stock ownership guidelines.

Management’s Role in Establishing Our Executive Compensation

    Our chief executive officer plays an important role in assisting our compensation committee in establishing the compensation for our executive officers. Important aspects of this role include:

•	evaluating employee performance;

•	suggesting to the compensation committee business performance targets and objectives; and

•	recommending salary and bonus levels and equity awards.

    During this process, the compensation committee may ask our chief executive officer and other executive officers to provide guidance to the compensation committee regarding background information for our strategic objectives, an evaluation of the performance of our executive officers, and compensation recommendations as to the executive officers. Members of the compensation committee met informally with our chief executive officer throughout the year to discuss compensation matters and compensation policies in order to obtain insight regarding the day to day performance of each of our executive officers.

    With respect to the compensation of our chief executive officer, we will continue to accept our chief executive officer’s personal review of his annual accomplishments, but will not consider recommendations from him regarding his compensation, including base salary, annual cash bonuses and long-term incentive compensation.

Tax Implications of Executive Compensation

    Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1.0 million paid to named executive officers is not deductible unless it is performance-based and satisfies the conditions of the exemption. While our compensation committee and board of directors considers all compensation paid to our named executive officers to be performance-based, historically not all of the compensation paid to them meets the definition of “performance-based” compensation in Section 162(m). Equity compensation awarded to our named executive officers is designed to qualify as performance-based compensation under Section 162(m), but the historical cash bonuses paid to them may not qualify. With the exception of our chief executive officer in our past five fiscal years, relevant annual executive compensation has not exceeded the $1.0 million threshold for any of our named executive officers so the exemption was unnecessary for us to fully deduct such compensation payments. Our compensation committee believes that retaining discretion in determining some bonus awards within the parameters of the performance goals that the committee is now putting in place is essential to their overall responsibilities. While the compensation committee will continue to consider the impact of Section 162(m) on our compensation program, it reserves the right to pay nondeductible compensation in the future if it determines that it is appropriate to do so. It is our policy to review all compensation plans and policies against tax, accounting, and SEC regulations, including Internal Revenue Code Section 162(m), Internal Revenue Code Section 409A, and FAS 123(R).

Conclusion

    While we believe that our historical compensation program was effective and comparable to industry practices, we concluded that it could be improved. We therefore plan to gradually increase the relative portion of our compensation pay mix that is long-term incentive compensation and to establish performance based objective bonus criteria for determining the annual incentive cash bonuses that we expect to pay to our executives beginning with our current fiscal year that ends on June 30, 2008.

COMPENSATION COMMITTEE REPORT

    The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on that review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for its last completed fiscal year.

                Robert A. Wiesen (Chairman)
Albert L. Eilender
Hans C. Noetzli
William N. Britton

    EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation of our Chief Executive Officer and Chief Financial Officer and our three next most highly compensated executive officers for the fiscal year ended June 30, 2007.  Except as set forth below, no other compensation was paid to these individuals during the year.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards (2)	Option Awards(2)	Non-Equity Incentive Plan Compensation (3)		All Other Compen- sation (5)	Total
Leonard S. Schwartz	2007	$410,226	$	-	$-	$1,020,000		$95,013	$1,525,239
President, Chairman

Douglas Roth	2007	242,461		-	-	110,000	(4)	48,154	400,615
Chief Financial Officer

Vincent Miata	2007	239,420		-	-	270,000		52,007	561,427
Senior Vice President

Frank DeBenedittis	2007	245,126		-	-	228,000		46,339	519,465
Senior Vice President

Michael Feinman, President	2007	195,909		-	-	135,000		39,429	370,338
Aceto Agricultural

(1)           Per SEC rules, performance bonuses paid during 2007 pursuant to the Company’s bonus plan are reflected under the column entitled “Non-Equity Incentive Plan Compensation.”  The Company did not pay discretionary bonuses during 2007; all bonuses were performance-based.

(2)           No amounts were recognized for financial statement reporting purposes for the fiscal year ended June 30, 2007, in accordance with FAS 123(R), as no options or stock awards were granted to the executive officers in fiscal 2007 or 2006.

(3)           Reflects cash bonuses paid under the Company’s bonus plan.  Bonuses listed for a particular year represent bonuses earned and paid with respect to such year even though all or part of such bonuses may have been paid during the first quarter of the subsequent year.

(4)           The bonus amount for Mr. Roth includes $22,000 of restricted stock, which was received by Mr. Roth in lieu of a portion of his bonus.

(5)    All Other Compensation consists of the use of a Company owned automobile, contributions to retirement plans and compensation recognized from the issuance of premium shares on restricted stock as follows:

Name	Company Automobile ($)	Company Contributions to Retirement Plans ($)	Issuance of premium shares of restricted stock ($) (6)	Total Other Compensation ($)
L. Schwartz	3,904	91,109	-	95,013
D. Roth	7,563	37,221	3,370	48,154
V. Miata	6,938	45,069	-	52,007
F. DeBenedittis	3,085	43,254	-	46,339
M. Feinman	3,286	36,143	-	39,429

(6)    Eligible employees have the right to purchase restricted stock with a portion of their annual bonus (up to 20%). Each restricted stock grant is entitled to a premium equal to 25% of the number of shares of the purchase, paid on the third anniversary of the purchase, only if the employee is still employed with the Company.

 2007 GRANTS OF PLAN-BASED AWARDS

 There were no grants of plan-based awards for the year ended June 30, 2007 to the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards as of June 30, 2007 for each of our named executive officers.

	Number of Securities	Number of Securities	Option	Option
Name and	Underlying Unexercised	Underlying Unexercised	Exercise	Expiration
Principal Position	Options/Exercisable	Options/Un-exercisable	Price	Date

Leonard Schwartz, President, Chairman	101,250		$2.66	12/31/2012
	101,250		2.66	12/31/2013
	101,250		2.66	12/31/2014
	101,250		2.66	12/31/2015
	33,750		2.91	12/06/2011
	121,500		4.28	12/05/2012
	27,000		8.22	08/05/2013
	300,000		10.94	09/09/2014

Douglas Roth, Chief Financial Officer	19,650		4.28	12/05/2012
	9,000		8.22	08/05/2013
	30,000		10.94	09/09/2014

Vincent Miata, Senior Vice President	8,438		2.88	10/25/2010
	13,500		2.91	12/06/2011
	40,500		4.28	12/05/2012
	9,000		8.22	08/05/2013
	30,000		10.94	09/09/2014

Frank DeBenedittis, Senior Vice President	40,500		4.28	12/05/2012
	9,000		8.22	08/05/2013
	30,000		10.94	09/09/2014

Michael Feinman, President - Aceto Agricultural	40,500		4.28	12/05/2012
	9,000		8.22	08/05/2013
	30,000		10.94	09/09/2014

OPTIONS EXERCISES DURING 2007

There were no exercises of stock options by the named executive officers during the year ended June 30, 2007.

Equity Compensation Plan Information

The following table states certain information with respect to our equity compensation plans at June 30, 2007:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	2,700,000	$7.58	161,000

Equity compensation plans not approved by security holders	-	-	-

Total	2,700,000	$7.58	161,000

NON-QUALIFIED DEFERRED COMPENSATION

The following table shows the Non-Qualified Deferred Compensation amounts earned by the named executive officers during fiscal 2007:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
Name	In Last FY ($)	in Last FY ($)	Last FY ($)	Distributions ($)	Last FY($)
Leonard S. Schwartz	$200,000	$66,324	85,481	$-	$2,397,284
Douglas Roth	10,000	12,436	2,186	-	80,034
Vincent Miata	-	20,284	7,384	-	213,934
Frank DeBenedittis	40,000	18,469	10,720	-	322,943
Michael Feinman	2,500	11,358	3,856	-	113,419

Of the totals in this column, the following amounts have previously been reported in the Summary Compensation Table, as follows:

Name	Fiscal 2007	Fiscal 2006	Fiscal 2005
Leonard S. Schwartz	$66,324	$60,741	$234,233
Douglas Roth	12,436	11,255	7,417
Vincent Miata	20,284	18,194	17,939
Frank DeBenedittis	18,469	18,121	17,667
Michael Feinman	11,358	10,680	11,328

Deferred Compensation Plan

On March 14, 2005, the Company’s Board of Directors adopted the Aceto Corporation Supplemental Executive Deferred Compensation Plan (the “Deferred Compensation Plan”).  The Deferred Compensation Plan is a non-qualified deferred compensation plan intended to provide certain qualified executives with supplemental benefits beyond the Company’s 401(k) plan, as well as to permit additional deferrals of a portion of their compensation.  The Deferred Compensation Plan is intended to comply with the provisions of section 409A of the Internal Revenue Code of 1986, as amended. Substantially all compensation deferred under the Deferred Compensation Plan, as well as Company contributions, is held by the Company in a grantor trust, which is considered an asset of the Company.  The assets held by the grantor trust are in life insurance policies.

COMPENSATION OF DIRECTORS

The following table documents the compensation of our directors for the fiscal year ended June 30, 2007.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)	Total

Robert A. Wiesen	$45,000	$40,432	$85,432

Stanley H. Fischer	40,000	40,432	80,432

Albert L. Eilender	63,500	40,432	103,932

Hans Noetzli	58,500	40,432	98,932

Ira S. Kallem	67,000	40,432	107,432

William N. Britton	42,500	40,432	82,932

Directors also receive reimbursement for expenses incurred in connection with meeting attendance.

(1)    Includes payments made in fiscal 2007 for attendance at certain meetings held at the end of fiscal 2006 and does not include payments for attendance at certain meetings held at the end of fiscal 2007 for which payments were made in fiscal 2008.

(2)    Reflects a grant of 9,281 stock options to each director on December 7, 2006 and 13,000 stock options to each director on January 3, 2006, which grants vest over a one-year service period.  In accordance with SEC rules and FAS 123(R), the amounts shown reflect the value of the award amortized over the portion of the service period which lapsed during the year.  The financial value of each option was estimated using the Black-Scholes option-pricing model and the assumptions disclosed in Note 10 in the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 10, 2007.

The following is a list of the outstanding options held by each director as of June 30, 2007:

Robert A. Wiesen	45,906
Stanley H. Fischer	50,656
Albert L. Eilender	62,781
Hans Noetzli	52,656
Ira S. Kallem	52,656
William N. Britton	22,281

All directors have been granted stock options for their board service. All such options were granted at the fair market value determined on the date of grant.

Limits on Liability and Indemnification

The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the United States Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Executive Compensation Committee Interlocks and Insider Participation

None of the independent directors (who are responsible for compensation matters) have ever served as officers or employees of the Company or any of our subsidiaries.  During the last fiscal year, none of our senior executives served on the board of directors or committee of any other entity whose officers served either on our board of directors or executive compensation committee.

REPORT OF THE AUDIT COMMITTEE

The audit committee acts under a written charter adopted by the audit committee and approved by the board of directors.  The audit committee charter is available on the Company’s corporate website.

The audit committee is currently comprised of Albert L. Eilender, Ira S. Kallem (Chairman) and Hans C. Noetzli.  Each of these directors meets the independence and expertise requirements of the SEC and the Nasdaq Global Select Market.   The audit committee recommends the Company’s independent registered public accounting firm, approves the scope of the audit plan, and reviews and approves the fees of the independent accountants.  The audit committee met regularly with the Company’s independent accountants during the past fiscal year, both with and without management present, to review the scope and results of the audit engagement, the Company’s system of internal controls and procedures, the effectiveness of procedures intended to prevent violations of laws and regulations, and the implementation of internal financial controls required by the Sarbanes-Oxley Act of 2002.  In compliance with the SEC rules regarding auditor independence, and in accordance with the Company’s Audit Committee Charter, the audit committee reviewed all services performed by BDO Seidman, LLP for the Company within and outside the scope of the quarterly review and annual auditing functions.

The audit committee also:

•	Met to discuss the quarterly unaudited and the annual audited financial statements with management and BDO Seidman, LLP prior to the statements being filed with the SEC;

•	Reviewed the Company’s disclosures in the Management’s Discussion and Analysis sections of such filings;

•	Reviewed management’s program, schedule, progress and accomplishments for maintaining financial controls and procedures to assure compliance with Section 404 of the Sarbanes-Oxley Act of 2002;

•	Reviewed quarterly earnings releases prior to their publication;

•	Reviewed and approved in advance in accordance with the Company’s Audit Committee Pre-Approval Policy all proposals and fees for any work to be performed by BDO Seidman, LLP;

•	Reviewed and revised the committee’s charter as necessary in order to comply with newly enacted rules and regulations;

•	Monitored the Company’s “whistleblower” program under which any complaints are forwarded directly to the Committee, to be reviewed in accordance with an established procedure for all such matters;

•
Reviewed the audit, tax and audit-related services the Company had received from BDO Seidman, LLP and determined that the providing of such services by BDO Seidman, LLP was compatible with the preservation of their independent status as our independent registered public accounting firm.

The audit committee also reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2007 with management and discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90.  The audit committee also received during the past fiscal year the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 and have discussed with BDO Seidman, LLP their independence.  Based on the discussions referred to above, the audit committee recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted by the members of the audit committee.

Albert L. Eilender
Ira S. Kallem (Chairman)
Hans C. Noetzli

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 12, 2007, the number and percentage of shares of the Company’s outstanding common stock owned by each named executive officer, each director and each person that, to the best of the Company’s knowledge, owns more than 5% of the Company’s issued and outstanding common stock, and all named executive officers and directors as a group.  Unless indicated otherwise the business address of each person is c/o Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (excluding stock options) (1)	Exercisable Stock Options(2)	Total Beneficial Ownership	Percent(3)

Leonard S. Schwartz	180,290	887,250	1,067,540	4.2%
Douglas Roth	15,137	58,650	73,787	*
Vincent Miata	30,812	101,438	132,250	*
Frank DeBenedittis	32,357	79,500	111,857	*
Michael Feinman	20,199	79,500	99,699	*
Robert A. Wiesen	4,547	45,906	50,453	*
Stanley H. Fischer	5,375	50,656	56,031	*
Albert L. Eilender	15,000	62,781	77,781	*
Hans Noetzli	6,000	52,656	58,656	*
Ira S. Kallem	5,000	52,656	57,656	*
William N. Britton	4,950	22,281	27,231	*

T. Rowe Price Associates, Inc. (4) 100 East Pratt Street Baltimore, MD 21202	1,450,000	-	1,450,000	6.0%

Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	2,175,321	-	2,175,321	8.9%

Dimension Fund Advisors, Inc. 1299 Ocean Avenue Santa Monica, CA 90401	2,110,769	-	2,110,769	8.7%

MAK Capital One L.L.C 590 Madison Avenue New York, NY 10022	1,440,068	-	1,440,068	5.9%

All named executive officers and directors as a group (11 persons)	319,667	1,493,274	1,812,941	7.0%

* Less than 1%.

(1)	Unless otherwise indicated, each person has, or shares with his spouse, sole voting and dispositive power over the shares shown as owned by him.

(2)
For purposes of the table, a person is deemed to have “beneficial ownership” of any shares which such person has the right to acquire within 60 days after the record date.  Any share which such person has the right to acquire within those 60 days is deemed to be outstanding for the purpose of computing the percentage ownership of such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on 24,345,785 shares issued and outstanding as of the record date.

(4)
Based on information provided by T. Rowe Price Associates, Inc., these shares are held by T. Rowe Price Small-Cap Value Fund, Inc, which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or power to vote the securities.  For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates, Inc. is deemed to be the beneficial owner of such securities; however, T. Rowe Price Associates, Inc. disclaims beneficial ownership of these shares in accordance with Rule 13d-4 of the Exchange Act of 1934, as amended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stanley H. Fischer, a director of the Company, is President of Fischer and Burstein, P.C., a law firm which serves as counsel to the Company on various corporate matters.  During fiscal 2007, the Company paid $216,000 to Fischer and Burstein, P.C. for legal services rendered to the Company.

Robert A. Wiesen, a director of the Company, is a partner in Clifton, Budd & DeMaria, a law firm which serves as labor and employment counsel to the Company.  During fiscal 2007, the Company paid $113,000 to Clifton, Budd & DeMaria for legal services rendered to the Company.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE SIX NOMINEES FOR DIRECTOR.

PROPOSAL TWO

    We are asking you to approve the Aceto Corporation 2007 Long-Term Performance Incentive Plan (the “Plan”). The Plan was approved by the Board of Directors on October 15, 2007, and is subject to shareholder approval. As of today’s date, the Company has not granted any awards under the Plan. The Board of Directors believes that the Plan is necessary for the Company to attract, retain and motivate employees, non-employee directors and consultants. The Board of Directors recommends that you vote FOR approval of the Plan so that the Company may continue to attract, retain and motivate employees, non-employee directors and consultants through the grant of stock options, stock appreciation rights, restricted stock (including performance stock), restricted stock units (including performance stock units) and performance incentive units.

General

    Summary of Terms. The following is a summary of the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan, which is set forth in Appendix A.

    Types of Awards. There are five types of awards that may be granted under the Plan:

•	options to purchase common stock;

•	stock appreciation rights which give the participant the right to appreciation in the value of common stock between the date of grant and the date of exercise;

•
restricted stock which is common stock that vests on achievement of performance goals (referred to as performance stock) or other times and/or conditions such as continued employment for a stated period (referred to as restricted stock); and

•
 restricted stock units which give the participant the right to receive shares of common stock that vest on achievement of performance goals (referred to as performance stock units) or other times and/or conditions such as continued employment for a stated period (referred to as restricted stock units); and

•	performance incentive units which represent the right to receive cash on achievement of performance goals.

    Common Stock Available. The Company has reserved 700,000 shares of common stock for issuance under the Plan.

    During any calendar year, no employee may be granted:

•	stock options covering more than 200,000 shares of common stock;

•	stock appreciation rights representing appreciation on more than 200,000 shares of common stock; or

•	performance stock for more than 200,000 shares of common stock.

    In addition, there are limits on the total number of shares of common stock available for certain types of awards over the life of the Plan: non-performance based stock appreciation rights (350,000 shares), non-performance based restricted stock (350,000 shares) and non-performance based restricted stock units (350,000 shares). Each of the above limits is subject to adjustment for certain changes in the Company’s capitalization such as stock dividends, stock splits, combinations or similar events.

    Administration. The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”), provided that any decision made by the Committee shall be subject to the subsequent approval of a majority of the Company’s Independent Directors.

    Eligibility. Certain employees, non-employee directors and consultants of the Company, as defined in the Plan (hereinafter referred to as “Eligible Participants”) are eligible to receive awards under the Plan. Non-employee directors, non-United States based employees and consultants are not eligible to receive incentive stock options. The Committee selects the Eligible Participants who will receive awards under the Plan, subject to the approval of a majority of the Company’s Independent Directors. Generally, the employees selected to receive awards will be those employees who hold positions that enable them to have an impact on the long-term success of the Company. There are approximately 175 employees and six non-employee directors currently eligible to receive awards under the Plan. There are currently no consultants eligible to receive awards under the Plan.

    Performance Program Target. An Eligible Participant’s right to receive a Performance Award, as defined in the Plan ( Performance Stock, Performance Stock Units or Performance Incentive Units) depends on achievement of certain specified annual or long-term performance goals, referred to as “Performance Program Targets” (as defined in the Plan). Performance Program Targets may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Eligible Participant or of the subsidiary, division, department or function within the Corporation in which the Eligible Participant is employed. Possible Performance Program Targets include numerous business criteria, including profit before taxes, stock price, market share, gross revenue, net revenue, pre-tax income, earnings per share and return on equity.

    Awards under the Plan. As of today’s date, the Company has not granted any awards under the Plan.

Stock Options

    The Committee, subject to the approval of a majority of the Company’s Independent Directors, may award incentive stock options and non-qualified stock options. Incentive stock options offer employees certain potential tax advantages that are not available with non-qualified stock options. The Committee determines the terms of the options, including the number of shares of common stock subject to the option, the exercise price and when the option becomes exercisable, subject to the approval of a majority of the Company’s Independent Directors. However, the per share exercise price of an option may not be less than the fair market value of a share of common stock on the date the option is granted, and the option term may not exceed ten years.

    When an Eligible Participant terminates service, his or her options may expire before the end of the otherwise applicable option term. If an Eligible Participant terminates employment because of disability, death, or retirement, his or her options remain exercisable for one year after termination of service, or the original expiration date, whichever is earlier. If the Eligible Participant’s termination of service is involuntary by the Company, his or her options terminate immediately. If the Eligible Participant’s termination of service is because of a voluntary resignation (other than retirement), his or her options remain exercisable for ninety (90) days after termination of service, or the original expiration date, whichever is earlier. Options that are not exercisable at the time of termination are forfeited.

    An Eligible Participant may pay the exercise price of an option in cash or its equivalent. The Committee may also permit an optionee to pay the exercise price by surrendering previously acquired shares of common stock, through a so-called “broker-financed transaction,” or in any combination of such methods.

Stock Appreciation Rights

        The Committee may award stock appreciation rights to Eligible Participants, subject to the approval of a majority of the Company’s Independent Directors. A stock appreciation right entitles the grantee to receive an amount equal to the excess of the fair market value of the common stock on the date of exercise over the fair market value on the date of grant (the “Spread”). Such excess will be paid in shares of Common Stock (having a Fair Market Value on the date of exercise equal to the Spread). The Committee determines the terms and conditions of stock appreciation rights, such as when the stock appreciation right becomes exercisable, subject to the approval of a majority of the Company’s Independent Directors. The stock appreciation right term may not exceed ten years.

    When an Eligible Participant terminates service, his or her stock appreciation rights may expire before the end of the otherwise applicable stock appreciation right term. If an Eligible Participant terminates employment because of disability, death, or retirement, his or her stock appreciation rights remain exercisable for one year after termination of service, or the original expiration date, whichever is earlier. If the Eligible Participant’s termination of service is involuntary by the Company, his or her stock appreciation rights terminate immediately. If the Eligible Participant’s termination of service is because of a voluntary resignation (other than retirement), his or her stock appreciation rights remain exercisable for ninety (90) days after termination of service, or the original expiration date, whichever is earlier. Stock appreciation rights that are not exercisable at the time of termination are forfeited.

Restricted Stock Awards (including Performance Stock Awards)

    The Committee may make restricted stock awards to Eligible Participants, subject to the approval of a majority of the Company’s Independent Directors. A restricted stock award is an award of common stock that is subject to certain restrictions during a specified period, such as an employee’s continued employment with the Company or the achievement of certain performance goals. Restricted stock awards in which the lapse of restrictions is based on achievement of certain performance goals (“Performance Program Targets,” as defined in the Plan) are called performance stock awards. The Committee may determine that the Company holds the common stock during the restriction period and the grantee cannot transfer the shares before the end of that period. The grantee is, however, generally entitled to vote the common stock and receive any cash dividends declared and paid on the Company’s common stock during the restriction period.

    The restrictions lapse for restricted stock awards that are not performance stock awards on the earliest of (i) the date or event determined by the Committee, (ii) the participant’s termination of service due to death or disability,  retirement, or involuntary termination of service without cause or (iii) a  change of control (as defined in the Plan).  If the Eligible Participant’s termination of service occurs prior to the date that the restriction would lapse for restricted stock awards that are not performance stock awards and  is because of a voluntary resignation (other than retirement) or an involuntary termination for cause, he or she forfeits all restricted stock in that period.  Generally, the  participant forfeits all restricted stock awards that are performance stock awards if the participant incurs a termination of service  prior to the date that the restriction period would lapse, with certain exceptions in the event of death, disability, retirement or other circumstances determined by the Committee.

Restricted Stock Units (including Performance Stock Units)

    The Committee may make awards of restricted stock units to Eligible Participants, subject to the approval of a majority of the Company’s Independent Directors. A restricted stock unit is an award that gives the participant the right to receive shares of common stock or cash equivalent to the fair market value of common stock or a combination thereof and is subject to certain restrictions during a specified period, such as an employee’s continued employment with the Company or the achievement of certain performance goals. Restricted stock units in which the lapse of restrictions is based on achievement of certain performance goals (“Performance Program Targets,” as defined in the Plan) are called performance stock units. The common stock is not issued until the restrictions lapse; however, the participant is entitled to dividend equivalent rights during the restriction period.

    The restrictions lapse for restricted stock awards that are not performance stock awards on the earliest of (i) the date or event determined by the Committee, (ii) the participant’s termination of service due to death or disability, retirement, involuntary termination of service without cause or (iii) a change of control. Restricted stock units that are not performance stock awards that have not vested shall be forfeited upon the participant’s voluntary  termination of service (other than retirement) or termination for service  for cause, as determined by the Committee n a majority of the independent directors.

    Generally, the  participant forfeits all performance stock units if the participant incurs a termination of service prior to the date that the performance stock unit would otherwise vest, with certain exceptions in the event of death, disability, retirement or other circumstances determined by the Committee.

Performance Incentive Units

    Performance incentive units provide Eligible Participants with an opportunity to receive cash payments based on the achievement of objective, pre-established criteria and performance targets.

    At the beginning of each performance period, the Committee will determine the Eligible Participants who will receive performance incentive units and each participant’s target award, subject to the approval of a majority of the Company’s Independent Directors. The Committee will also establish a schedule of one or more performance criteria and performance targets for each participant (or group of participants) which will show the percentage of the target award payable under various levels of achieved performance, subject to the approval of a majority of the Company’s Independent Directors. The Committee may select one or more performance criteria for each participant (or group of participants) from the Performance Program Targets, as defined in the Plan.

    At the end of the performance period, the Committee will determine the extent of achievement of the pre-established performance targets for each criterion, subject to the approval of a majority of the Company’s Independent Directors. The level of achievement attained will be applied to the schedule or matrix to determine the percentage (if any) of the participant’s target award earned for the performance period. Performance incentive units will be paid as soon as practicable after the close of the performance period for which they are earned, but in no event later than the 15th day of the third month following the close of the performance period. Generally, no payment will be made to any participant who is not an employee on the date payment is scheduled to be made, with certain exceptions in the event of death, disability, retirement or other circumstances determined by the Committee. In addition, if a participant terminates employment after the last day of the performance period but before payment is made, the Committee has the discretion to make the payment, based on actual performance for the performance period.

    The maximum amount that may be paid to any individual with respect to performance incentive units in any year is five times the participant’s base salary, or $5,000,000, if less.

Miscellaneous

    Transferability. Awards generally are not transferable, except by will or under the laws of descent and distribution or pursuant to a QDRO.

    Acceleration of Vesting. The Committee may, subject to the approval of a majority of the Independent Directors of the Company, accelerate the date on which options or stock appreciation rights may be exercised, and may accelerate the date of termination of the restrictions applicable to restricted stock (other than performance stock), if it determines that to do so would be in the best interests of the Company and the participants in the Plan. Upon a Change in Control of the Company (as defined in the Plan), all outstanding options and stock appreciation rights become exercisable, all outstanding restricted stock  and restricted stock units (other than performance stock and performance stock units) become vested. In addition, for the performance period in which the Change in Control occurs, the Eligible Participant will receive a pro rata payment for all of his or her performance stock and performance incentive units, based on the target for each award for that performance period.

    Change in Capitalization/Certain Corporate Transactions. If there is a change in the Company’s capitalization that affects its outstanding common stock, the Committee will adjust the kind and aggregate number of shares of common stock subject to awards, together with the option exercise price and amount over which appreciation of stock appreciation rights is measured.

    Effective Date. The Plan was approved by the Company’s board of directors on October 15, 2007, and will become effective on the date of approval by the Company’s shareholders, if the Proposal is passed.

    Amendment/Termination. The Committee may, subject to the approval of a majority of the Independent Directors, amend the Plan. However, shareholder approval is required for any material amendment to the Plan as well as for certain amendments of which the Plan requires shareholder approval, such as an increase in the number of shares of common stock authorized for issuance of awards and a change in the class of employees who may receive incentive stock options under the Plan. Requisite shareholder approval is also required for any amendment that would require shareholder approval under the exchange or market on which the Company’s common stock is listed or traded or that modifies the Plan in a manner that would cause an award to fail to meet the requirements to be treated under Section 162(m) of the Code as performance- based compensation, to the extent compliance with this section is desired. In addition, no performance stock or performance incentive units will be granted for performance periods beginning after the 2012 annual meeting of shareholders, unless shareholder approval is obtained at that meeting or an earlier meeting, as required by Section 162(m) of the Code.

    The Plan will remain in effect for 10 years from the date of approval by the Company’s shareholders. However, the Committee may terminate the Plan at any time and for any reason subject to the approval of a majority of the Independent Directors. No awards will be granted under the Plan after the Plan is terminated or expires.

Federal Income Tax Consequences—Options

    The Company has been advised that the Federal income tax consequences of granting and exercising options under the Plan are as follows (based on Federal tax laws and regulations, as of January 1, 2007).

    The grant of an option does not result in Federal income tax consequences for the optionee or a deduction for the Company.

    When an option is exercised, the Federal income tax consequences depend on whether the option is an incentive stock option or a non-qualified stock option. An optionee exercising a non-qualified stock option will recognize ordinary income equal to the difference between the fair market value of the stock exercised (on the date of exercise) and the exercise price. An employee will not recognize taxable income as a result of acquiring stock by exercising an incentive stock option. The difference between the fair market value of the exercised stock on the date of exercise and the exercise price will, however, generally be treated as an item of adjustment for purposes of alternative minimum taxable income. If the employee holds the stock he receives on exercise of an incentive stock option for a required period of time, the employee will have capital gain (or loss) when the stock is later disposed of. If the employee does not hold the stock for the required period of time, the employee will generally have ordinary income when the stock is disposed of.

    When an optionee recognizes ordinary income on the exercise of a non-qualified stock option or the sale of stock acquired on exercise of an incentive stock option, the Company is generally entitled to a deduction in the same amount. Certain requirements, such as reporting the income to the IRS, must be met for the deduction to be allowable.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    Executive officers and directors of the Company have an interest in the proposal being presented for shareholder approval. Upon shareholder approval of the Plan, executive officers and directors of the Company will be eligible for, and may be granted, awards pursuant to the Plan. The following table sets forth the awards that the Company’s board of directors currently plans to make to the Company’s executive officers and the approximate awards that the board plans to make to the Company’s non-executive officer employees, as a group, during its fiscal year ending on June 30, 2008 if the Plan is approved by the Company’s shareholders.

New Plan Benefits

Name and Principal Position	Dollar Value	Number of Stock Options	Number of Restricted Stock Awards	Number of Restricted Stock Units

Leonard S. Schwartz	(1)	25,000	10,000	-
President, Chairman

Douglas Roth	(1)	5,000	3,500	-
Chief Financial Officer

Vincent Miata	(1)	5,000	3,500	-
Senior Vice President

Frank DeBenedittis	(1)	5,000	3,500	-
Senior Vice President

Michael Feinman	(1)	5,000	3,500	-
President, Aceto
Agricultural Chemicals Corp.

Non-Executive Officer Employee Group	(1)	115,000	35,000	15,000

(1)	The dollar value is not determinable at this time because the dollar value will be based on the fair market value of the Company’s common stock at the time of each grant.

    The affirmative vote of a majority of votes cast by the Company’s shareholders at the meeting is required for approval of this Proposal. Abstentions or broker non-votes will not be counted as votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ACETO CORPORATION 2007 LONG-TERM PERFORMANCE INCENTIVE PLAN.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee, the Board of Directors has appointed BDO Seidman, LLP, an independent registered public accounting firm, to examine the financial statements of the Company for the year ending June 30, 2008.  BDO Seidman, LLP has been employed as the independent registered public accounting firm of the Company since 2005.

The Company anticipates that representatives of BDO Seidman, LLP will attend the annual meeting for the purpose of responding to appropriate questions.  At the annual meeting, the representatives of BDO Seidman, LLP will be afforded an opportunity to make a statement if they so desire.

The aggregate fees for professional services rendered by BDO Seidman, LLP for the years ended June 30, 2007 and 2006 were:

	Fiscal 2007	Fiscal 2006

Audit fees	$912,000	$854,000
Audit related fees	4,000	-
Tax fees	19,000	15,000

Total fees	$935,000	$869,000

Audit fees are fees for the audit of the Company’s annual financial statements included on Form 10-K, including the audits of internal control over financial reporting, reviews of the quarterly financial statements and statutory audits.

Audit related fees consisted of fees for accounting consultations.

Tax fees are fees for tax services, including tax compliance, tax advice and planning.

SHAREHOLDER PROPOSALS

All shareholder proposals which are intended to be presented at the 2008 Annual Meeting of Shareholders of the Company must be received by the Company no later than June 23, 2008, for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting.

OUR ANNUAL REPORT ON FORM 10-K AND CORPORATE GOVERNANCE COMPLIANCE DOCUMENTS

If you own our common stock, you can obtain copies of our annual report on Form 10-K for the fiscal year ended June 30, 2007 as filed with the SEC, including the financial statements, our committee charters, and our codes of conduct, all without charge, by writing to Mr. Douglas Roth, Chief Financial Officer and Corporate Secretary, Aceto Corporation, One Hollow Lane, Lake Success, New York 11042.  You can also access our 2007 Form 10-K on our website at www.aceto.com by clicking on “Corporate Governance” and then on “SEC Filings”.  You can also access our committee charters at our website by clicking on “Corporate Governance”.

OTHER BUSINESS

The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Douglas Roth
Chief Financial Officer and
Corporate Secretary

Dated: October 18, 2007

Appendix A

ACETO CORPORATION

2007 LONG-TERM PERFORMANCE INCENTIVE PLAN

1.    PURPOSE OF THE PLAN

    This 2007 Long-Term Performance Incentive Plan (the “Plan”) is being established to (a) provide incentives and awards to non-employee directors, consultants and those employees largely responsible for the long-term success of Aceto Corporation and its subsidiaries (the “Company”), (b) enable the Company to attract and retain executives, non-employee directors and consultants in the future, and (c) encourage employees, non-employee directors and consultants to acquire a proprietary interest in the performance of the Company by owning shares of the Company’s Common Stock.

    The adoption of the Plan is subject to the approval of the Plan by the Company’s shareholders and shall not become effective until so approved.

2.    GENERAL PROVISIONS

2.1 Definitions. As used in the Plan, the following terms shall have the following meanings unless otherwise required by the context:

(a)	“Act” means the Securities Exchange Act of 1934, as amended.

(b)	“Award” means an Equity Award granted to an Employee, Non-employee Director or Consultant.

(c)	“Board of Directors” means the Board of Directors of the Company.

(d)	“Change in Control” means, except as provided in Section 10.3, the date on which:

(i) any person (a “Person”), as such term is used in Sections 13(d) and 14(d) of the Act (other than (A) the Company and/or its wholly owned subsidiaries; (B) any “employee stock ownership plan” (as that term is defined in Code Section 4975(e)(7)) or other employee benefit plan of the Company and any trustee or other fiduciary in such capacity holding securities under such plan; (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (D) any other Person who, within the one year prior to the event which would otherwise be a Change in Control, is an executive officer of the Company or any group of Persons of which he or she voluntarily is a part), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities or such lesser percentage of voting power, but not less than 15%, as determined by the Independent Directors (as defined below).

(ii) during any two-year period after the effective date of the Plan, Directors of the Company in office at the beginning of such period plus any new Director (other than a Director designated by a Person who has entered into an agreement with the Company to effect a transaction within the purview of subsections (i) or (iii) hereof) whose election by the Board of Directors or whose nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, shall cease for any reason to constitute at least a majority of the Board of Directors;

(iii) the consummation of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company’s Common Stock would be converted into cash, securities, and/or other property, other than a merger of the Company in which holders of Common Stock immediately prior to the merger have the same proportionate ownership of voting securities of the surviving corporation immediately after the merger as they had in the Common Stock immediately before; or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or earning power of the Company; or

(iv) the Company’s shareholders or the Company’s Board of Directors shall approve the liquidation or dissolution of the Company.

A1

(e)    “Code” means the Internal Revenue Code of 1986, as amended.

(f)    “Committee” means the Compensation Committee of the Board of Directors.

(g)    “Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

(h)    “Consultant” shall mean an individual who is not an Employee or a Non-employee Director and who has entered into a consulting arrangement with the Company to provide substantial bona fide services that (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly or indirectly promote or maintain a market for the Company’s securities.

(i)    “Covered Employee” means each person who is either the chief executive officer of the Company or whose total compensation is required to be reported to shareholders of the Company under the Act by reason of being among the four highest compensated officers (other than the chief executive officer) of the Company. The intent of this definition is to identify those persons who are “covered employees” for purposes of the applicable provisions of Code Section 162(m) and this definition is to be interpreted consistent with this intent. The provisions of the Plan that specifically apply only to Covered Employees shall apply to a Participant if he or she is reasonably expected to be a Covered Employee with respect to the taxable year in which the Performance Period begins, or the taxable year in which the Performance Award is to be paid.

(j)    “Employee” means an individual who is employed by the Company.

(k)    “Equity Award” means a Stock Option, Stock Appreciation Right, or Restricted Stock grant made under the Plan.

(l)    “Fair Market Value” means, with respect to the applicable date, the last reported sales price for a share of Common Stock as quoted on the principal stock exchange on which the common stock is traded for that date; provided, however, if no such sales are made on such date, then on the next preceding date on which there are such sales. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee, subject to the approval of a majority of the Independent Directors, under a method that complies with Code Sections 422 and 409A.

(m)    “Incentive Stock Option” means an option granted under the Plan which is intended to qualify as an incentive stock option under Code Section 422.

(n)    “Independent Directors” means the members of the Board of Directors who qualify as an independent director under the rules of The Nasdaq Stock Market, as an “outside director” (as that term is used for purposes of Code Section 162(m)) and as a “non-employee director” (as that term is used for purposes of Rule 16b-3 under the Act) with respect to the Plan.

(o)    “Non-employee Director” means a Director of the Company who is not an Employee.

(p)    “Non-Qualified Stock Option” means an option granted under the Plan which is not an Incentive Stock Option.

(q)    “Participant” means an Employee, Non-employee Director or Consultant to whom an Award has been granted under the Plan.

(r)    “Performance Award” means Performance Stock and Performance Incentive Units.

(s)    “Performance Incentive Unit” means a unit granted pursuant to Article 7.

(t)    “Performance Period” means a period of one or more consecutive calendar years or other periods as set by the Committee, and approved by a majority of the Independent Directors. Nothing herein shall prohibit the creation of multiple Performance Periods which may overlap with other Performance Periods established under the Plan. In no event, however, shall a Performance Period begin on or after the first shareholder meeting that occurs in 2012 unless shareholder approval is obtained as required under Code Section 162(m).

(u)    “Performance Program Target” means a performance program target set by the Committee, and approved by a majority of the Independent Directors, for a particular Performance Period as provided in Article 7.

(v)    “Performance Stock” means a type of Restricted Stock, where the lapse of restrictions is based on achievement of one or more Performance Program Targets.

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(w)    “Restricted Stock” means Common Stock granted pursuant to Article 5 subject to restrictions determined by the Committee and approved by a majority of the Independent Directors.

(x)    “Restricted Stock Unit” means a unit granted pursuant to Article 6 subject to restrictions determined by the Committee and approved by a majority of the Independent Directors.

(y)    “Retirement” means Termination of Service after attainment of “Normal Retirement Age” or “Early Retirement Age” as defined in the Company’s 401(k) Plan when the Participant does not intend to continue gainful employment.

(z)    “Short-Term Deferral Date” means, with respect to a Performance Incentive Unit, the 15th day of the third month following the end of the Performance Period for which such Award was made, payment shall be treated as made on the Short-Term Deferral Date if payment is made on such Date or on a later date that is as soon as practicable after such Date and within the same calendar year, and a Participant shall have no right to interest as a result of payment on such later date. Notwithstanding the foregoing, for purposes of determining the date payment “would otherwise be made” with respect to a Performance Incentive Unit under Sections 7.3 and 8.4, the date payment is actually made to similarly situated Participants with respect to the Performance Period shall be determinative, and not the Short-Term Deferral Date (if the actual payment date is not the Short-Term Deferral Date).

(aa)    “Stock Appreciation Right” means a right granted pursuant to Article 4.

(bb)    “Stock Option” means an Incentive Stock Option or Non-Qualified Stock Option granted pursuant to Article 3.

(cc)    “Subsidiary” means any corporation or other entity, the equity of which is more than 50% owned, directly or indirectly, by the Company.

(dd)    “Termination of Service” shall mean (i) with respect to an Award granted to an Employee, the termination of the employment relationship between the Employee and the Company and all Subsidiaries; (ii) with respect to an Equity Award granted to a Non-employee Director, the cessation of the provision of services as a Director of the Company; and (iii) with respect to an Equity Award granted to a Consultant, the termination of the consulting arrangement between the Consultant and the Company; provided, however, that if a Participant’s status changes from Employee, Non-employee Director or Consultant to any other status eligible to receive an Award under the Plan, the Committee may provide, subject to the approval of a majority of the Independent Directors, that no Termination of Service occurs for purposes of the Plan until the Participant’s new status with the Company and all Subsidiaries terminates. For purposes of this paragraph, if a Participant is an Employee of a Subsidiary and not the Company, the Participant shall incur a Termination of Service when such corporation ceases to be a Subsidiary, unless the Committee and a majority of the Independent Directors determine otherwise.

(ee)    “Total Disability” shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. Such determination shall be made by a physician selected by the Committee and a majority of the Independent Directors which is reasonably acceptable to the Participant or the Participant’s legal representative. However, if the condition constitutes total disability under the federal Social Security Acts, the Administrator may rely on such determination for the purposes of this Plan.

2.2 Administration of the Plan.

(a)    The Plan shall be administered by the Committee, provided that any decisions made by the Committee shall be subject to the subsequent approval and consent of a majority of the Independent Directors. The Committee and the Independent Directors together shall have the full power, subject to and within the limits of the Plan, to interpret and administer the Plan and Awards granted under it, make and interpret rules and regulations for the administration of the Plan, and make changes in and revoke such rules and regulations. The Committee and the Independent Directors together also shall have the authority to adopt modifications, amendments, procedures, sub-plans and the like, which may be inconsistent with the provisions of the Plan, as are necessary to comply with the laws and regulations of other countries in which the Company operates in order to assure the viability of Awards granted under the Plan to individuals in such other countries. The Committee and the Independent Directors, in the exercise of these powers, shall (i) generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of an Award in a manner and to the extent it shall deem necessary to make the Plan fully effective; (ii) determine those Employees, Non-employee Directors and Consultants to whom Awards shall be granted, the type of Award to be granted and the number of Awards to be granted, consistent with the provisions of the Plan; (iii) determine the terms of Awards granted consistent with the provisions of the Plan; and (iv) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company.

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(b)    The Committee and the Independent Directors shall further be permitted, in connection with the granting of Equity Awards to Employees who are not Covered Employees and who are not subject to Section 16(b) of the Act, to delegate authority under the Plan to determine any individual grants to such Employees to a subcommittee which may include members of senior management of the Company, provided that the total amount of Equity Awards available for grant by any such subcommittee, and the pricing of such Equity Awards, shall be fixed exclusively by the Committee and a majority of the Independent Directors, and any Equity Awards thereafter made by the subcommittee shall be subject in all respects to the provisions of the Plan

(c)    The Board of Directors may, at its discretion, select one or more of its Independent Directors who are eligible to be members of the Committee as alternate members of the Committee who may take the place of any absent member or members of the Committee at any meeting of the Committee. The Committee may act only by a majority vote of its members then in office; the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

2.3 Effective Date. The Plan shall be effective as of the date the Plan is approved by the Company’s Board of Directors and ratified by the Company’s shareholders at a duly authorized meeting (Special or Annual) of the Company’s shareholders. No awards may be granted hereunder unless and until all such approvals are obtained. If the Plan is not so approved by the Company’s shareholders, the Plan will become null and void.

2.4 Duration. If approved by the shareholders of the Company as provided in Section 2.3, unless sooner terminated by the Committee subject to the approval of a majority of the Independent Directors, the Plan shall remain in effect for 10 years from the date of that approval.

2.5 Shares Subject to the Plan; Equity Award Limits. The maximum aggregate number of shares of Common Stock which may be subject to Equity Awards granted under the Plan shall be 700,000 (which is also the maximum aggregate number of shares that may be subject to Incentive Stock Options under the Plan), subject to the following limits:

(a)    No Employee shall be granted during any one calendar year Stock Options entitling such Employee to purchase more than two hundred thousand (200,000) shares of Common Stock;

(b)            No Employee shall be granted during any one calendar year Stock Appreciation Rights entitling such Employee to appreciation with respect to more than two hundred thousand (200,000) shares of Common Stock;

(c)    The aggregate number of shares of Common Stock subject to Performance Stock granted to an Employee during any one calendar year shall not exceed two hundred thousand (200,000) shares;

(d)            No more than three hundred fifty thousand (350,000) shares of Common Stock shall be available for the granting of non-performance based Restricted Stock under the Plan;

(e)    No more than three hundred fifty thousand (350,000) shares of Common Stock shall be available for the granting of non-performance based Restricted Stock Units under the Plan;

(f)    No more than three hundred fifty thousand (350,000) shares of Common Stock shall be available for the granting of non-performance based Stock Appreciation Rights under the Plan;

Each limit in the preceding sentence shall be subject to adjustment in accordance with Section 10.2.

2.6 Amendments and Termination. The Plan may be suspended, terminated, or reinstated, in whole or in part, at any time by the Committee, subject to the approval of a majority of the Independent Directors. The Committee, subject to the approval of a majority of the Independent Directors, may from time to time make such amendments to the Plan as it may deem advisable, and/or may amend any outstanding Award at any time (including an amendment that applies to a Participant who has incurred a Termination of Service); provided, however, that, without the approval of the Company’s shareholders, no amendment shall be made which:

    (a)    Increases the maximum number of shares of Common Stock which may be subject to Awards granted under the Plan (other than as provided in Section 10.2);

    (b)            Materially modifies the requirements as to eligibility for participation in the Plan with respect to Incentive Stock Options;

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(c)    To the extent compliance with Code Section 162(m) is desired, modifies the Plan in a manner that would cause any Award to fail to meet the requirements to be treated under Code Section 162(m) as “performance-based compensation”

    (d)            Requires shareholder approval under the rules of the exchange or market on which the Common Stock is listed or traded;

or

    (e)    Reduces the exercise price of, or otherwise reprices, an Award.

No amendment, suspension or termination of the Plan or amendment of an outstanding Award shall affect the Participant’s rights under an outstanding Award or cause the modification (within the meaning of Code Section 424(h)) of any Award, without the consent of the Participant affected thereby. The foregoing limitation on amendments, suspension and termination shall not apply to any amendment, suspension or termination (i) pursuant to Section 10.2, or (ii) that the Committee and a majority of the Independent Directors determine is necessary or appropriate to avoid the additional tax under Code Section 409A(a)(1)(B).

2.7 Participants and Grants. The Committee may recommend the grant of one or more Awards to Non-employee Directors, Consultants and Employees, which grants shall be subject in all respects to the approval of a majority of the Independent Directors. In determining the number of shares of Common Stock subject to an Equity Award and the number of Performance Incentive Units to be granted to an Employee, the Committee (and the Independent Directors) shall consider the Employee’s base salary, his or her expected contribution to the long-term performance of the Company, and such other relevant facts as the Committee (and the Independent Directors) shall deem appropriate. More than one Award may be granted to any Employee, Non-employee Director or Consultant, and terms and conditions of Awards and types of Awards need not be consistent from Participant to Participant nor from year to year.

3. STOCK OPTIONS

3.1 General. Each Stock Option granted under the Plan to an Employee, Non-employee Director or Consultant shall be granted by the Committee, subject in all cases, however, to the approval of a majority of the Independent Directors. The granting of any such Stock Option, including the terms thereof in accordance with Sections 3.2 to 3.7, shall be evidenced by an agreement which shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee and a majority of the Independent Directors may from time to time determine that are not inconsistent with the terms of the Plan, Code Section 409A and, for Incentive Stock Options, Code Section 422.

3.2 Price. Subject to the provisions of Section 3.6(d), the purchase price per share of Common Stock subject to a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

3.3 Period. The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee and a majority of the Independent Directors shall determine but in no event more than ten (10) years from the date of grant thereof.

3.4 Exercise. A Stock Option shall be exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Committee may specify. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a notice of exercise to the Secretary or Assistant Secretary of the Company at the principal office of the Company or to the Company’s designated administrator specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are paid for in full and issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such Common Stock.

3.5 Payment. The Committee, subject to the approval of a majority of the Independent Directors, shall determine from the alternatives set forth in subsections (a) through (d) the methods by which the exercise price may be paid.

    (a)    In United States dollars in cash, or by check, bank draft, or money order payable in United States dollars to the order of the Company;

(b)            By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised;

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(c)    In United States dollars in cash, or by check, bank draft, or money order payable in United States dollars to the order of the Company delivered to the Company by a broker in exchange for its receipt of stock certificates from the Company in accordance with instructions of the Participant to the broker pursuant to which the broker is required to deliver to the Company the amount required to pay the purchase price; or

    (d)            By a combination of any number of the foregoing.

The Committee may impose limitations, conditions, and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option, subject to the approval of such limitations, conditions, and prohibitions by a majority of the Independent Directors.

3.6 Special Rules for Incentive Stock Options. Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock Options granted under the Plan:

    (a)    Incentive Stock Options shall only be granted to Participants who are United States based Employees.

(b)            To the extent that the aggregate Fair Market Value (as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and under any other plan of the Company or a Subsidiary under which “incentive stock options” (as that term is defined in Code Section 422) are granted exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

(c)    Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Assistant Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise, and the date of disposition.

(d)            No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the Incentive Stock Option is not exercisable more than five (5) years from the date it is granted.

3.7 Termination of Service.

(a)    In the event a Participant incurs a Termination of Service because of involuntary termination by the Company while a Participant holds Stock Options under the Plan, all Stock Options held by the Participant shall expire immediately upon such Termination of Service.

(b)            Except as otherwise provided in subsection (a) , if a Participant, while holding  exercisable Stock Options, (i) incurs a Termination of Service because of Total Disability, (ii) dies prior to Termination of Service, or (iii) incurs a Termination of Service because of Retirement, then each such exercisable Stock Option held by the Participant shall be exercisable by the Participant (or, in the case of death, by the executor or administrator of the Participant’s estate or by the person or persons to whom the deceased Participant’s rights thereunder shall have passed by will or by the laws of descent or distribution) until the earlier of (A) its stated expiration date or (B) the date occurring one (1) year after the date of such Termination of Service or death, as the case may be.

(c)    If a Participant while holding exercisable Stock Options incurs a Termination of Service because of a voluntary resignation, other than Retirement, then each such exercisable Stock Option held by the Participant shall be exercisable by the Participant until the earlier of (A) its stated expiration date or (B) ninety (90) days after such Termination of Service.

(d)            The Committee may accelerate the date as of which a Stock Option becomes exercisable, if the Committee in its discretion deems such acceleration to be desirable and a majority of the Independent Directors consent to same.

(e)    To the extent a Stock Option held by a Participant is not exercisable at the time of (or as a result of) his or her Termination of Service, such Stock Option shall terminate.

3.8 Effect of Leaves of Absence. It shall not be considered a Termination of Service when a Participant is on military or sick leave or such other type of leave of absence which is considered as continuing intact the relationship of the Participant with the Company or its Subsidiaries. In case of such leave of absence, the relationship shall be continued until the later of the date when such leave equals ninety (90) days, the date when the Participant’s right to reemployment shall no longer be guaranteed either by statute or contract, or the date when the Participant incurs a Termination of Service.

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4. STOCK APPRECIATION RIGHTS

4.1 General. Each Stock Appreciation Right granted under the Plan to an Employee, Non-employee Director or Consultant shall be granted by the Committee. The granting of any Stock Appreciation Right, including the terms thereof in accordance with Sections 4.2 to 4.6, shall be subject in all respects to the approval of a majority of a majority of the Independent Directors and shall be evidenced by an agreement which shall state the number of shares of Common Stock with respect to which appreciation shall be measured and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine that are not inconsistent with the provisions of the Plan and Code Section 409A.

4.2 Amount Payable on Exercise. A Stock Appreciation Right entitles the Participant to receive, with respect to each share of Common Stock to which the Stock Appreciation Right is exercised, the excess of the Fair Market Value of the share on the date of exercise over the Fair Market Value of the share on the date the Stock Appreciation Right is granted (the “Spread”). Such excess will be paid in shares of Common Stock (having a Fair Market Value on the date of exercise equal to the Spread).

4.3 Period. The duration or term of each Stock Appreciation Right granted under the Plan shall be for such period as the Committee, subject to the approval of a majority of the Independent Directors, shall determine but in no event more than ten (10) years from the date of grant thereof.

4.4 Exercise. A Stock Appreciation Right shall be exercisable in such installments, upon fulfillment of such conditions (such as performance-based requirements), or on such dates as the Committee, subject to the approval of a majority of the Independent Directors, may specify. Once exercisable, a Stock Appreciation Right shall be exercisable, in whole or in part, by delivery of a notice of exercise to the Secretary or Assistant Secretary of the Company at the principal office of the Company or to its designated administrator specifying the number of shares of Common Stock as to which the Stock Appreciation Right is then being exercised.

4.5 Termination of Service. For purposes of determining the extent to which, and the period during which, a Stock Appreciation Right may be exercised following a Participant’s Termination of Service, Section 3.7 shall be applied by replacing the terms “Stock Option” and “Stock Options” in each place such terms appear in Section 3.7, with the terms “Stock Appreciation Right” and “Stock Appreciation Rights,” respectively.

4.6 Effect of Leaves of Absence. It shall not be considered a Termination of Service when a Participant is on military or sick leave or such other type of leave of absence which is considered as continuing intact the relationship of the Participant with the Company or its Subsidiaries. In case of such leave of absence, the relationship shall be continued until the later of the date when such leave equals ninety (90) days, the date when the Participant’s right to reemployment shall no longer be guaranteed either by statute or contract, or the date when the Participant incurs a Termination of Service.

 5. RESTRICTED STOCK

5.1 Grant. Restricted Stock may be granted by the Committee to an Employee, Non-employee Director or Consultant under this Article for no consideration in the form of an award of Common Stock subject to restrictions. At the time Restricted Stock is granted, the Committee shall determine whether the Restricted Stock is Performance Stock (where the lapse of restrictions is based on Performance Program Targets), or Restricted Stock that is not Performance Stock (where the lapse of restrictions is based on times and/or conditions determined by the Committee). The period beginning on the date of grant and ending on the date the restrictions lapse is the “Restriction Period.” The granting of any Restricted Stock, including the terms thereof in accordance with this Section 5.1 and Sections 5.2 to 5.5, shall be subject in all respects to the approval of a majority of the Independent Directors.

5.2 Restrictions. Except as otherwise provided in this Article, Restricted Stock shall not be sold, exchanged, transferred, pledged, assigned, hypothecated, or otherwise encumbered or disposed of during the Restriction Period.

5.3  Lapse of Restrictions.

(a)    Restricted Stock Other Than Performance Stock. With respect to Restricted Stock that is not Performance Stock, the restrictions described in Section 5.2 shall lapse at the earliest of (i) such time or times, and on such conditions, as shall have been specified at the time of grant, (ii) the Participant’s death prior to Termination of Service, (iii) the Participant’s Total Disability prior to Termination of Service, (iv) the Participant’s Retirement, (v) the Participant’s involuntary Termination of Service  without cause, or (vi) a Change in Control.  If a Participant incurs a Termination of Service because of voluntary resignation (other than Retirement) or involuntary termination for cause,  as determined by the Committee and a majority of the Independent Directors, prior to the date the Restriction Period would otherwise lapse, the Participant shall forfeit all Restricted Stock that is still within Restriction Period.  The Committee, subject to the approval of a majority of the Independent Directors, may at any time accelerate the time at which the restrictions on all or any part of the shares of Restricted Stock (other than Performance Stock) will lapse.

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(b)            Performance Stock. With respect to Performance Stock granted to a Participant, the restrictions described in Section 5.2 shall lapse after the end of the relevant Performance Period based on the Performance Program Targets established in accordance with Article 8 and achieved for such Period. As promptly as practicable after the end of the Performance Period, the Committee shall, in accordance with Article 8 and subject to the approval of a majority of the Independent Directors, determine the extent to which the Performance Program Targets have been achieved. Except as provided in Section 8.4 and Section 9.4, the extent to which such restrictions lapse shall be based solely on the achievement of Performance Program Targets, in accordance with Article 8; the Committee shall not have the discretion to increase the extent to which such restrictions lapse. Except as provided in Section 8.4 and Section 9.4, if a Participant incurs a Termination of Service for any reason prior to the date the Restriction Period would otherwise lapse with respect to Performance Stock, the Participant shall forfeit all Performance Stock granted with respect to such Performance Period. The Restriction Period with respect to Performance Stock shall end on the date the Committee and the Independent Directors make their determination regarding achievement of Performance Program Targets in accordance with Article 8, but only to the extent such targets are achieved.

(c)    In General. Upon the lapse of restrictions in accordance with this Section 5.3 with respect to a share of Restricted Stock, the Restriction Period shall end and such share of Common Stock shall cease to be Restricted Stock for purposes of the Plan. Except as provided in Section 8.4 and Article 9, any Restricted Stock with respect to which the Restriction Period has not lapsed at the time of (or as a result of) the Participant’s Termination of Service, shall be forfeited.

5.4 Custody of Shares. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for shares of Restricted Stock be held in custody by a bank or other institution or that the Company may itself hold such certificates in custody until the lapse of restrictions under Section 5.3 and may require additional documents as it deems necessary. The shares of Common Stock that cease to be Restricted Stock under Section 5.3(c) shall be issued promptly after the conclusion of the Restriction Period and the satisfaction of any applicable withholding requirements.

5.5 Shareholder Rights. Each Participant who receives Restricted Stock shall have all of the rights of a shareholder with respect to such shares, subject to the restrictions set forth in Section 5.2, including the right to vote the shares and receive dividends and other distributions. Any shares of Common Stock or other securities of the Company received by a Participant with respect to a share of Restricted Stock, as a stock dividend, or in connection with a stock split or combination, share exchange or other recapitalization, shall have the same status and be subject to the same restrictions as such Restricted Stock.

6. RESTRICTED STOCK UNITS

6.1 Nature of Restricted Stock Units. A Restricted Stock Unit entitles the Participant to receive one share of Common Stock, cash equal to the Fair Market Value of a share of Common Stock on the date of vesting, or a combination thereof, with respect to each Restricted Stock Unit that vests in accordance with Section 6.3; any fractional Restricted Stock Unit shall be payable in cash. The Committee, in its sole discretion, shall determine the medium of payment.

6.2 Grant of Restricted Stock Units. At the time of grant, the Committee shall determine (a) the Employee, Non-employee Director or Consultant receiving the grant, (b) the number of Restricted Stock Units subject to the Award, (c) whether the Restricted Stock Unit is a Performance Stock Unit (where vesting is based on Performance Program Targets), or a Restricted Stock Unit that is not a Performance Stock Unit (where vesting is based on times and/or conditions determined by the Committee), and (d) when such Restricted Stock Units shall vest in accordance with Section 6.3. The Company shall establish a bookkeeping account in the Participant’s name which reflects the number and type of Restricted Stock Units standing to the credit of the Participant.

6.3 Vesting.

(a)    Restricted Stock Units Other Than Performance Stock Units. With respect to Restricted Stock Units that are not Performance Stock Units, the Committee shall determine the time period and conditions (such as continued employment or performance measures) that must be met in order for such Restricted Stock Units to vest.  Restricted Stock Units that are not Performance Stock Units and have not vested shall vest in full upon the earliest of (i) the Participant’s death prior to Termination of Service, (ii) the Participant’s Total Disability prior to Termination of Service, (iii) the Participant’s Retirement, (iv) the Participant’s involuntary Termination of Service without cause, or (v) a Change in Control.   Restricted Stock Units that have not vested shall be forfeited upon the Participant’s voluntary Termination of Service (other than Retirement) or the Participant’s involuntary Termination of Service for cause, as determined by the Committee and a majority of the Independent Directors.

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(b)           Performance Stock Units. The Committee shall determine the extent to which a Participant’s Performance Stock Units vest after the end of the relevant Performance Period, based on the Performance Program Targets established in accordance with Article 8 and achieved for such Period. As promptly as practicable after the end of the Performance Period, the Committee shall, in accordance with Article 8, determine the extent to which the Performance Program Targets have been achieved. Except as provided in Section 8.4 and Section 9.4, the extent to which Performance Stock Units vest shall be based solely on the achievement of Performance Program Targets, in accordance with Article 8; the Committee shall not have the discretion to increase the extent to which such Performance Stock Units vest. Except as provided in Section 8.4 and Section 9.4, if a Participant incurs a Termination of Service for any reason prior to the date Performance Stock Units would otherwise vest, the Participant shall forfeit all Performance Stock Units granted with respect to such Performance Period. Performance Stock Units shall vest on the date the Committee makes its determinations regarding achievement of Performance Program Targets in accordance with Article 8, but only to the extent such targets are achieved.

(c)           Payment. Except as otherwise provided in the agreement evidencing the Participant’s Restricted Stock Unit grant, payment with respect to a Restricted Stock Unit shall be made on the Short-Term Deferral Date.

6.4 Dividend Equivalent Rights. The Company shall credit to the Participant’s bookkeeping account, on each date that the Company pays a cash dividend to holders of Common Stock generally, an additional number of Restricted Stock Units equal to the total number of Restricted Stock Units credited to the Participant’s bookkeeping account on such date, multiplied by the dollar amount of the per share cash dividend, and divided by the Fair Market Value of a share of Common Stock on such date. Restricted Stock Units attributable to such dividend equivalent rights shall be subject to the same terms and conditions as the Restricted Stock Units to which such dividend equivalent rights relate.

7. PERFORMANCE INCENTIVE UNITS

7.1 Grants. The Committee may grant Performance Incentive Units to an Employee with respect to a Performance Period. However, no Participant shall receive, under the terms of the Plan, compensation payable in cash attributable to his or her Performance Incentive Units during any one calendar year in an amount in excess of the lesser of five (5) times the Participant’s base salary, or five million dollars ($5,000,000). The granting of any Performance Incentive Unit, including the terms thereof in accordance with Sections 6.2 and 6.3, shall be subject in all respects to the approval of a majority of the Independent Directors.

7.2 Stated Value and Change in Performance Targets.

(a)    Stated Value. Within the period set forth in Section 8.2, and subject to the approval of a majority of the Independent Directors, the Committee shall establish the value (which shall be expressed in dollars) of Performance Incentive Units (the “Stated Value”) to be granted to a Participant with respect to a Performance Period, and shall fix the percentage, if any, of the Stated Value to be earned upon the achievement of the Performance Program Targets established for the relevant Performance Period. In no event, however, shall the percentage of Stated Value to be earned upon achievement of the maximum Performance Program Target established with respect to a Performance Period exceed 200% of Stated Value fixed for that Performance Period.

(b)            Change in Performance Targets. If the Committee determines that an unforeseen change during a Performance Period in the Company’s business operations, corporate structure, capital structure, or manner in which it conducts business is significant, nonrecurring and material and that the Performance Program Targets established for the Performance Period are no longer suitable, the Committee may, but only with the approval of a majority of the Independent Directors, modify the Performance Program Targets as it deems appropriate and equitable; provided, however, that no such modification shall increase the Performance Program Targets in effect for any Performance Period (i.e., establish a target that is more difficult to achieve than the original Performance Program Target); and provided, further, that no such modification shall be made that would cause the benefits payable to a Covered Employee with respect to such Performance Program Target to fail to qualify as “performance-based compensation” for purposes of Code Section 162(m).

7.3 Payment. As promptly as practicable after the end of each Performance Period, the Committee shall determine, subject to completion of any necessary audits and the approval of a majority of the Independent Directors, its determination of the earned percentage of Stated Value of the Performance Incentive Units granted with respect to such completed Performance Period. The Company shall, on the Short-Term Deferral Date, pay to each Participant holding Performance Incentive Units granted with respect to such completed Performance Period, for each such Performance Incentive Unit held by him or her, an amount equal to the product obtained by multiplying Stated Value by the earned percentage of Stated Value; provided, however, that except as provided in Section 8.4 and Section 9.4, no amounts shall be due or payable with respect to any Performance Incentive Units if the Participant to whom such Performance Incentive Units have been granted incurs a Termination of Service for any reason prior to the date the payment would otherwise be made with respect to such Performance Incentive Units.

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8. COMMON RULES FOR PERFORMANCE AWARDS

8.1 In General. Notwithstanding any provision of the Plan to the contrary, this Article 8 shall apply to Performance Awards. This Article 8 is intended to ensure that Performance Awards granted to any Participant who is a Covered Employee shall qualify as “performance-based compensation” for purposes of Code Section 162(m). All discretionary actions taken under the Plan with respect to such Performance Awards shall be exercised by the Committee, subject at all times to the approval of a majority of the Independent Directors.

8.2 Committee Determinations. With respect to Performance Awards, the Committee shall determine and make a recommendation to the Independent Directors:

    (a)    The Employee to whom the Award shall be granted;

    (b)    The type of Award to be granted;

    (c)    The Performance Period applicable to the Award;

    (d)    The Performance Program Target(s) applicable to the Award; and

    (e)    Other terms and conditions of the Award consistent with the terms of the Plan.

All such determinations shall be made within the first ninety (90) days of the Performance Period or, if shorter, within the first 25% of such Performance Period, provided in either case that the outcome is substantially uncertain when the Performance Program Targets are established. Each of the above determinations shall be made by the Committee, subject to the approval of a majority of the Independent Directors, without any requirement for consistency among, for example, (i) the types of Awards granted to Participants, and (ii) the Performance Periods or Performance Program Targets applicable to Participants or to different types of Awards.

8.3 Performance Program Targets.

(a)    The Performance Program Targets shall provide an objective method for determining whether the Performance Program Targets have been achieved, and an objective method for computing the amount to be paid, or the number of shares of Common Stock which shall vest or be distributed, to the Participant based on the attainment of one or more goals included in the Performance Program Targets.

(b)            Performance Program Targets shall be based upon one or more of the following business criteria (which may be determined for these purposes by reference to (i) the Company as a whole, (ii) any of the Company’s subsidiaries, operating divisions, regional business units or other operating units, or (iii) any combination thereof): profit before taxes, stock price, market share, gross revenue, net revenue, pre-tax income, operating income, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reductions and savings, return on revenues or productivity, or any other business criteria the Committee deems appropriate that are approved by a majority of the Independent Directors, which may be modified at the discretion of the Committee to take into account significant nonrecurring items or which may be adjusted to reflect such costs or expense as the Committee deems appropriate, provided that any modifications are approved by majority of the Independent Directors; provided, however, that with respect to Performance Awards granted to a Covered Employee, any such modification or adjustment shall be established not later than the end of the period stated in Section 8.2. Performance Program Targets may also be based upon a Participant’s attainment of personal objectives with respect to any of the foregoing business criteria or implementing policies and plans, negotiating transactions and sales, developing long-term business goals or exercising managerial responsibility, or any other criteria the Committee deems appropriate that are approved by majority of the Independent Directors; provided, however, that with respect to a Covered Employee, such objectives and criteria are consistent with the goal of providing for deductibility under Code Section 162(m).

(c)    Measurements of actual performance against the Performance Program Targets shall be objectively determinable and shall, to the extent applicable, be determined according to generally accepted accounting principles as in existence on the date on which the Performance Program Targets are established and, without regard to any changes in such principles after such date, except where the Committee has specified that such changes shall be taken into account and, with respect to Covered Employees, such specification is made not later than the end of the period set forth in Section 8.2. The Committee may provide for appropriate adjustments to any business criteria used in connection with measuring attainment of Performance Program Targets to take into account fluctuations in exchange rates, where relevant, provided that the adjustments are approved by the Independent Directors.

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8.4 Termination of Service Prior to End of Restriction Period, Vesting or Payment Date.

(a)    Employment Requirement. Except as provided in Section 9.4, no Performance Award shall be payable under the Plan to any Participant who incurs a Termination of Service prior to the date the Restriction Period ends (with respect to Performance Stock), or the date the Performance Period ends (with respect to Performance Incentive Units) unless the Participant incurs a Termination of Service prior to such date, but after one-half of the Performance Period has elapsed, on account of his or her death or Total Disability, or after attainment of his or her “normal retirement age” or “early retirement age” as such terms are defined in the Aceto Corporation 401(k) Plan, or under such other circumstances as the Committee shall determine and the Independent Directors shall approve; except as provided in Section 9.4, if a Participant incurs a Termination of Service prior to the date the Restriction Period ends (with respect to Performance Stock), the date of vesting (with respect to Performance Stock Units), or the date the payment would otherwise be made (with respect to Performance Incentive Units) under any circumstances other than those described above or unless  the Committee, in its sole discretion, specifically provides for payment of the Participant’s Performance Award if the Participant incurs a Termination of Service after the end of the Performance Period but before such date payment would otherwise be made, the Performance Award shall be forfeited on the date of such Termination of Service.

(b)            Proration of Performance Award.

(i)    If a Participant is on a leave of absence during a Performance Period, the Participant’s Performance Award shall be prorated based on active service during the Performance Period, except as provided in Section 9.4.

(ii)          If a Participant incurs a Termination of Service under the circumstances set forth in Section 8.4(a), any Performance Award payable shall be prorated based on active service during the Performance Period, except as provided in Section 9.4.

8.5 Conditions to Payment or Vesting. No Participant may receive any payment (of unrestricted Common Stock or cash) with respect to a Performance Award unless and until (A) the Plan is approved by the Company’s shareholders, and (B) except as provided in Section 9.4, the Committee has certified in writing that the Performance Program Target or Targets for a Performance Period have been achieved and the Independent Directors have approved the Performance Program Target or Targets set by the Committee.

9. CHANGE IN CONTROL

9.1 Stock Options and Stock Appreciation Rights. Upon the occurrence of a Change in Control, all Stock Options and Stock Appreciation Rights granted and outstanding under the Plan to such Participant shall become immediately exercisable in full regardless of any terms of such an Award to the contrary; provided, however, that the extent to which a Stock Option or Stock Appreciation Right is exercisable shall not be increased under this Section if the Participant incurred a Termination of Service before the Change in Control.

9.2 Restricted Stock other than Performance Stock. Upon the occurrence of a Change in Control, the restrictions described in Section 5.2 shall lapse with respect to all Restricted Stock other than Performance Stock outstanding on the date of the Change in Control; provided,however, that this section shall not apply  and the provisions of Section 5.3 shall apply to a participant who before the Change in Control incurred a Termination of Service because of a voluntary resignation (other than a Retirement) or an involuntary termination for cause as determined by the Committee and a majority of the Independent Directors .

9.3 Restricted Stock Units other than Performance Stock Unit. Upon the occurrence of a Change in Control, the restrictions described in Section 6.2 shall lapse with respect to all Restricted Stock Units other than Performance Stock Units outstanding on the date of the Change in Control; provided,however, that this section shall not apply and the provisions of Section 6.3 shall apply to a participant who before the Change in Control incurred a voluntary Termination of Service  (other than a Retirement) or an involuntary termination for cause as determined by the Committee and a majority of the Independent Directors.

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9.4 Performance Awards.

(a)    In General. This Section 9.4 shall apply in the case of a Performance Award to a Participant who is an Employee, Non-employee Director or Consultant on the day before the Change in Control.

(b)            Performance Stock. Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to Performance Stock that is (A) held by a Participant described in subsection (a), and (B) relates to a Performance Period that ended before the date of the Change in Control, the restrictions described in Section 5.2 shall lapse on the date of such Change in Control based on achievement during the applicable Performance Period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Participant described in subsection (a) (or his or her beneficiary) the pro rata portion of the Participant’s Performance Stock with respect to any Performance Period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable Performance Period and the date of such Change in Control, and the denominator being the total number of days in the applicable Performance Period) of the Performance Stock for which the restrictions described in Section 5.2 would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable Performance Period.

(c)    Performance Stock Units. Notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, (i) with respect to a Performance Stock Unit that is (A) held by a Participant described in subsection (a), and (B) relates to a Performance Period that ended before the date of the Change in Control, the restrictions described in Section 6.2 shall lapse on the date of such Change in Control based on achievement during the applicable Performance Period, and (ii) the Company (or any successor thereto as a result of the Change in Control) shall pay (in cash or unrestricted Common Stock) to each Participant described in subsection (a) (or his or her beneficiary) the pro rata portion of the Participant’s Performance Stock with respect to any Performance Period in which such Change in Control occurs, such payment to be made on as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable Performance Period and the date of such Change in Control, and the denominator being the total number of days in the applicable Performance Period) of the Performance Stock Unit for which the restrictions described in Section 6.2 would have lapsed had the Change in Control not occurred, and the target level of performance been achieved for the applicable Performance Period.

(d)            Performance Incentive Units. Notwithstanding any provision of the Plan to the contrary, this subsection (d) shall apply in the event of a Change in Control; provided, however, that in the event any payment under this subsection (d) on account of a Change in Control would not qualify as a short-term deferral (within the meaning of regulations under Code Section 409A), this subsection (d) shall apply to such payment only in the event such Change in Control is also a change in control within the meaning of regulations issued under Code Section 409A:

(i)    Performance Incentive Units that are (A) held by a Participant described in subsection (a), and (B) relate to a Performance Period that ended before the date of the Change in Control, shall be paid to such Participant on the date of such Change in Control (or as soon as practicable thereafter), based on achievement during the applicable Performance Period; and

(ii)           The Company (or any successor thereto as a result of the Change in Control) shall pay to each Participant described in subsection (a) (or his or her beneficiary) the pro rata portion of the Participant’s Performance Incentive Units (in cash) with respect to any Performance Period in which such Change in Control occurs, such payment to be made on the as soon as practicable, but in no event later than the 15th day of the third month following such Change in Control. The pro rata portion shall be calculated on the fractional portion (the numerator of the fraction being the number of days between the first day of the applicable Performance Period and the date of such Change in Control, and the denominator being the total number of days in the applicable Performance Period) of the amount that would have been payable had the Change in Control not occurred, and the target level of performance been achieved for the applicable Performance Period.

10. MISCELLANEOUS PROVISIONS

10.1 Agreement. Each Equity Award granted under the Plan shall be evidenced by an agreement between the Company and the Participant which shall set forth the number of shares of Common Stock subject to the Equity Award, and such terms and conditions of the Equity Award as the Committee may determine that are not inconsistent with the terms of the Plan, Code Section 409A and, for Incentive Stock Options, Code Section 422, subject in all respects to the approval of a majority of the Independent Directors.

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10.2 Adjustments Upon Changes in Capitalization. In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock splits, stock dividend, spin-off, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Awards may be granted. A corresponding adjustment changing the number and kind of shares issuable upon exercise or vesting of outstanding Stock Options, Stock Appreciation Rights and/or Restricted Stock Units (as well as the exercise price of outstanding Stock Options and the amount over which appreciation of outstanding Stock Appreciation Rights is measured) shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee, subject to the approval of a majority of the Independent Directors, may in its discretion accelerate the date after which a Stock Option or Stock Appreciation Right may or may not be exercised or the stated expiration date thereof and may accelerate the termination date of any Award or Performance Period then in effect; provided, however, that not fewer than seven (7) days’ advance notice shall be provided to each Participant whose Award is to be so terminated. Subject to the approval of a majority of the Independent Directors, adjustments or changes under this Section shall be made by the Committee, which determination, as so approved, as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding, and conclusive; provided, however, that no such adjustment or change shall cause the modification (within the meaning of Section 409A of the Code) of an outstanding Stock Option or Stock Appreciation Right.

10.3 Non-Transferability. No Incentive Stock Option, Restricted Stock, or Performance Incentive Unit shall be assignable or transferable by the Participant except by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (QDRO). No Incentive Stock Option shall be exercisable during the Participant’s lifetime by any person other than the Participant or his or her guardian or legal representative. Except as provided in the agreement evidencing a Participant’s Award, such limits on assignment, transfer and exercise shall also apply to Non-Qualified Stock Options and Stock Appreciation Rights.

10.4 Withholding. The Company’s obligations in connection with this Plan shall be subject to applicable Federal, state, and local tax withholding requirements. If the Participant shall either fail to pay, or make arrangements satisfactory to the Committee and the Independent Directors for the payment, to the Company of all such Federal, state, and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any Federal, state, or local taxes of any kind required to be withheld by the Company. The amount of this withholding shall not exceed the minimum tax withholding.

10.5 Compliance with Law and Approval of Regulatory Bodies. No Stock Option or Stock Appreciation Right shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with all Federal and state securities laws and withholding tax requirements and with the rules of The Nasdaq Stock Market and of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option or Stock Appreciation Right is exercised or for which an Award has been granted may bear legends and statements that the Committee, upon the advice of counsel, shall deem advisable to assure compliance with Federal and state laws and regulations. No Stock Option or Stock Appreciation Right shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters. In the case of a payment (in cash or Common Stock) with respect to an Award to a person or estate acquiring the right to payment as a result of the death of the Participant, the Committee and/or the Independent Directors may require reasonable evidence as to the ownership of the Award and may require consents and releases of taxing authorities that it may deem advisable.

10.6 No Right to Employment. Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Award shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

10.7 Exclusion from Pension Computations. By acceptance of a grant of an Award under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt, exercise, or vesting thereof or upon the disposition of the shares received upon exercise will not be taken into account as “base remuneration,” “wages,” “salary,” or “compensation” in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing, or deferred compensation plan of the Company, except to the extent any such amount is taken into consideration under the express terms of any such plan.

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10.8 Interpretation of the Plan. Headings are given to the Articles and Sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering, and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

10.9 Use of Proceeds. Funds received by the Company upon the exercise of Stock Options granted under the Plan shall be used for the general corporate purposes of the Company.

10.10 Construction of Plan. The place of administration of the Plan shall be in the State of New York, and the validity, construction, interpretation, administration, and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of New York (without reference to principles of conflicts of laws) to the extent Federal law is not applicable.

10.11 Successors. The provisions of the Plan shall bind and inure to the benefit of the Company and its successors and assigns. The term “successors” as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, share exchange, purchase or otherwise, acquire all or substantially all of the business and assets of the Company.

10.12 Unfunded Plan. Except as provided in Article 5, the Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

10.13 No Warranty of Tax Effect. Except as may be contained in any Award Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect of foreign, federal, state or local tax on any awards.

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ACETO CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Leonard S. Schwartz and Douglas Roth, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Aceto Corporation’s Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on December 6, 2007 at the Company’s offices, One Hollow Lane, Suite 201, Lake Success, New York 11042, at 10:00 a.m., Eastern Standard Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

PLEASE INDICATE HOW YOUR SHARES ARE TO BE VOTED. IF NO SPECIFIC VOTING INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN ITEM 1 AND “FOR” ITEMS 2 AND 3.

ACETO CORPORATION
P.O. BOX 11199
NEW YORK, N.Y. 10203-0199

Item 1:  Election of Directors

Nominees:  Leonard S. Schwartz, Robert A. Wiesen, Stanley H. Fischer, Albert L. Eilender, Hans C. Noetzli and William N. Britton.

FOR ALL: ____	WITHOLD FOR ALL: ____	*EXCEPTIONS: ____

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions __________________________________________________________________________________________

Item 2:   To approve the Aceto Corporation 2007 Long-Term Performance Incentive Plan.

FOR: ____	AGAINST: ____	ABSTAIN: ____

Item 3:   Ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the current fiscal year.

FOR: ____	AGAINST: ____	ABSTAIN: ____

Item 4:  In their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

Change of Address Mark Here-

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)
NOTE:  Please sign exactly as your name appears on this proxy.  If shares are held jointly, each joint owner should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  Proxies executed by a corporation must be signed with the full corporate name by a duly authorized officer.

___________________________________	___________________________________	___________________________________
Date	Share Owner sign here	Co-Owner sign here (if applicable)